UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06265

Nuveen Pennsylvania Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report August 31, 2017

NXJ
Nuveen New Jersey Quality Municipal Income Fund

NJV
Nuveen New Jersey Municipal Value Fund

NQP
Nuveen Pennsylvania Quality Municipal Income Fund

NPN
Nuveen Pennsylvania Municipal Value Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	9

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Portfolios of Investments	18

Statement of Assets and Liabilities	53

Statement of Operations	54

Statement of Changes in Net Assets	55

Statement of Cash Flows	57

Financial Highlights	58

Notes to Financial Statements	63

Additional Fund Information	77

Glossary of Terms Used in this Report	78

Reinvest Automatically, Easily and Conveniently	80

Annual Investment Management Agreement Approval Process	81

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Chairman’s Letter to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, investors are concerned about President Trump’s ability to accomplish the remainder of his pro-growth fiscal agenda, including tax reform and large infrastructure projects. Economic growth projections, in turn, have been lowered and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year. As expected, German Chancellor Angela Merkel won a fourth term in September 2017. That election also saw a far-right party entering Parliament for the first time in almost 60 years.

The remainder of the year could bring challenges to this benign macro environment. The U.S. government voted to temporarily increase the nation’s debt limit, but the debate will resume again in December when the current extension of the debt limit expires. In addition, the need for disaster relief and recovery following Hurricanes Harvey, Irma, Maria and Nate has further muddied the outlook on the White House’s promised agenda. Markets will be watching the “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks while assessing the implications for key trade and political partnerships. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds. On the geopolitical front, tensions with North Korea may continue to flare.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Board
October 23, 2017

4	NUVEEN

Portfolio Manager’s Comments

Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Nuveen New Jersey Municipal Value Fund (NJV)
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
Nuveen Pennsylvania Municipal Value Fund (NPN)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio manager Paul L. Brennan, CFA, reviews key investment strategies and the six-month performance of the Nuveen New Jersey and Pennsylvania Funds. Paul assumed portfolio management responsibility for these four Funds in 2011.

What key strategies were used to manage these Funds during the six-month reporting period ended August 31, 2017?

The broad municipal bond market produced a positive return in this reporting period. A benign macro environment and easing concerns about the impact of the White House’s proposed tax policy on the municipal market helped credit spreads narrow and yields decline, particularly at the longer end of the yield curve. New Jersey’s municipal market outperformed the national market, propelled by an upgraded “stable” outlook from Standard & Poor’s announced at the end of the reporting period. Pennsylvania’s municipal market also outpaced the national market but by a much narrower margin than New Jersey’s. Both states continue to contend with budget gaps, driven by the states’ lower-than-expected revenues, weaker job growth and lagging economic growth.

Our trading activity continued to focus on pursuing the Funds’ investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. The Funds’ positioning emphasized intermediate and longer maturities, lower rated credits and sectors offering higher yields. Although the Funds remained positioned with longer duration profiles than their benchmarks, over the course of the reporting period we have sought to marginally reduce the Funds’ interest rate sensitivity. Additionally, with both Pennsylvania and New Jersey facing ongoing fiscal challenges, we continued to limit exposure to state-supported obligations in all four Funds. Although New Jersey’s market is dominated by state-issued and higher quality bonds, which are among the features we’ve tended to deemphasize within the Funds’ positioning, we have found opportunities to invest in bonds offering attractive yields and relative value. The New Jersey Funds added bonds issued for higher education, health care, toll roads and local general obligations (GOs). In the Pennsylvania Funds, we bought credits primarily in the housing, health care, utilities and local GO sectors.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc., (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager’s Comments (continued)

To fund these purchases, we reinvested the proceeds primarily from called and maturing bonds. We also selectively sold positions with short maturities such as pre-refunded bonds or positions that could be traded for more attractive relative long-term opportunities. Additionally, we sought to diversify some of the call risk in NPN and NJV, which hold meaningful exposure to bonds with 2019 call dates. These two Funds were launched in 2009 when interest rates were higher, and advance refundings of bonds callable in 2019 is likely to remain elevated in the current environment of still low interest rates.

As of August 31, 2017, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NQP and NXJ also invested in forward interest rates swaps to help reduce price volatility risk to movements in U.S. interest rates relative to the Funds’ benchmark. NQP added another swap position during the reporting period, which increased the amount of hedging. These swaps slightly detracted from performance, as expected in the falling interest rate environment during this reporting period.

How did the Funds perform during the six-month reporting period ended August 31, 2017?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year, ten-year and since inception periods ended August 31, 2017. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes.

For the six-month reporting period ended August 31, 2017, the total returns on common share NAV for these four Funds outperformed that of the national S&P Municipal Bond Index, and NXJ and NQP outpaced their respective state’s S&P Municipal Bond Index while NJV and NPN trailed the returns for their respective state’s S&P Municipal Bond Index.

The factors influencing the Funds’ performance during this reporting period included yield curve and duration positioning, credit rating allocations and sector allocations. The main positive contributor to the Funds’ relative performance was their longer yield curve and duration positioning. In this reporting period, longer duration bonds outperformed those with shorter durations, and all four Funds held overweight exposures to longer duration credits and underweight exposures to shorter duration credits. The Funds’ credit ratings allocations were also advantageous to relative performance. The Funds have continued to emphasize lower rated bonds over AAA and AA rated bonds, which was favorable to performance as lower credit quality bonds (A rated and lower) performed better than higher quality (AAA and AA rated) bonds in this reporting period.

On a sector basis, the New Jersey Funds benefited from holdings in the health care, state-backed appropriation, tobacco settlement, toll roads (including New Jersey Turnpike Authority and two bi-state agencies, Delaware River Joint Toll Bridge and Delaware River and Bay Authority) and higher education (especially Seton Hall University and New Jersey Institute of Technology) sectors. The Pennsylvania Funds saw gains concentrated in the health care, higher education, local GO and housing sectors. NPN also benefited from its tobacco settlement bonds. (Pennsylvania does not offer tobacco bonds. NPN holds District of Columbia tobacco securitization bonds and NQP has no exposure to the tobacco sector.) In addition, First Energy Solutions was the top performing holding in the two Pennsylvania Funds. The energy supplier had performed poorly earlier in 2017 amid credit concerns relating to its parent company’s plan to exit the power generation business, but the credit partially rebounded during the reporting period.

In addition, the use of regulatory leverage was a factor affecting the performance of NXJ and NQP. NJV and NPN do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

6	NUVEEN

An Update Involving Puerto Rico

As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: Puerto Rico’s ongoing debt restructuring is one such case. Puerto Rico began warning investors in 2014 the island’s debt burden might prove to be unsustainable and the Commonwealth pursued various strategies to deal with this burden.

In June 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation established an independent Financial Oversight and Management Board charged with restructuring Puerto Rico’s financial operations and encouraging economic development. In addition to creating an oversight board, PROMESA also provides a legal framework and court-supervised debt restructuring process that enables Puerto Rico to adjust its debt obligations. In March 2017, the oversight board certified a ten-year fiscal plan projecting revenues, expenditures and a primary fiscal surplus available for debt service over the plan’s horizon. The fiscal plan was considered quite detrimental to creditors, identifying available resources to pay only about 24% of debt service due over the ten year term. In May 2017, the oversight board initiated a bankruptcy-like process for the general government, general obligation debt, the Puerto Rico Sales Tax Financing Corporation (COFINA), the Highways and Transportation Authority (HTA), and the Employee Retirement System. Officials have indicated more public corporations could follow. As of September 2017 (subsequent to the close of this reporting period), Puerto Rico has defaulted on many of its debt obligations, including General Obligation bonds.

In mid-September 2017 Puerto Rico was severely impacted by two hurricanes within the span of just two weeks. The first, Hurricane Irma, did not make direct contact, but caused widespread power outages, initially leaving one million people without power. Before power could be fully restored, Hurricane Maria, a category 4 hurricane, swept diagonally across the island causing massive destruction. Puerto Rico had not been in the direct path of a hurricane for over 85 years. The storm’s 150 mph winds, rain and flooding destroyed the island’s power infrastructure, leaving most residents without power, potable water, or cell service. Rebuilding the island’s power distribution system is expected to take months and some parts of Puerto Rico may need years to fully recover. Although Puerto Rico’s economy is not overly reliant on tourism, the damage will likely dampen visitors for the remainder of the year, could encourage an increase in outmigration to the U.S., and will undoubtedly have a negative economic impact. Assistance from the Federal Emergency Management Agency (FEMA) will help in the short-term, but unbudgeted costs associated with storm recovery efforts will inevitably pressure government finances and liquidity in the near term, which were already stressed.Puerto Rico’s Oversight Board has said it will approve budgetary adjustments up to an amount of $1 billion to fund emergency relief efforts. Though it’s too early to accurately assess the long-term economic impact of the storms, recovering from the tragic damage caused by the hurricanes will likely prolong the restructuring process that was already underway under PROMESA.

In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, NQP had limited exposure of 0.68%, which was either insured or investment grade, to Puerto Rico debt, while NXJ, NJV and NPN did not hold any Puerto Rico bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently in default and rated Caa3/D/D by Moody’s, S&P and Fitch, respectively, with negative outlooks.

NUVEEN	7

Portfolio Manager’s Comments (continued)

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. Thus, the current net asset value of a Fund’s shares might be impacted, higher or lower, if the Fund were to use a different pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund’s then-current municipal bond pricing service was acquired by the parent company of another pricing service, and the combination of the valuation methodologies used by the two organizations took place on October 16, 2017, subsequent to the close of the reporting period of this report. The change of valuation methodologies due to that combination had little or no impact on the net asset value of each Fund’s shares.

8	NUVEEN

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. NJV and NPN do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. The use of leverage through inverse floating rate securities contributed positively to the performance of NXJ, NQP and NPN while it detracted from the performance of NJV over this reporting period. Leverage had a positive impact on the performance of NXJ and NQP over this reporting period.

As of August 31, 2017, the Funds’ percentages of leverage are as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Effective Leverage*	38.04%	9.17%	39.77%	4.30%
Regulatory Leverage*	31.81%	0.00%	34.67%	0.00%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

NUVEEN	9

Fund Leverage (continued)

THE FUND’S REGULATORY LEVERAGE

As of August 31, 2017, the following Funds have issued and outstanding preferred shares as shown in the accompanying table. As mentioned previously, NNY and NYV do not use regulatory leverage.

	Variable Rate Preferred*	Variable Rate Remarketed Preferred**
	Shares Issued at Liquidation Preference	Shares Issued at Liquidation Preference	Total
NXJ	$313,900,000	$—	$313,900,000
NQP	$304,500,000	$—	$304,500,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares iMTP, VMTP, MFP-VRM and VRDP in Special Rate Mode. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note – 4 Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

10	NUVEEN

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of August 31, 2017. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NXJ	NJV	NQP	NPN
March 2017	$0.0580	$0.0475	$0.0585	$0.0495
April	0.0580	0.0475	0.0585	0.0495
May	0.0580	0.0475	0.0585	0.0495
June	0.0580	0.0475	0.0585	0.0495
July	0.0580	0.0475	0.0585	0.0495
August 2017	0.0580	0.0475	0.0585	0.0495
Total Distributions from Net Investment Income	$0.3480	$0.2850	$0.3510	$0.2970

Yields
Market Yield*	5.00%	3.81%	5.12%	3.87%
Taxable-Equivalent Yield*	7.42%	5.65%	7.60%	5.74%

*	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6% and 30.2% for New Jersey and Pennsylvania, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of August 31, 2017, the Funds had positive UNII balances, based upon our best estimate, for tax purposes. NXJ, NJV and NPN had positive UNII balances while NQP had a negative UNII balance for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

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Common Share Information (continued)

COMMON SHARE REPURCHASES

During August 2017, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of August 31, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Common shares cumulatively repurchased and retired	608,600	15,000	363,400	0
Common shares authorized for repurchase	4,260,000	155,000	3,775,000	120,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of August 31, 2017, and during the current reporting period, the Funds’ common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Common share NAV	$15.90	$15.92	$15.33	$15.42
Common share price	$13.92	$14.95	$13.70	$15.35
Premium/(Discount) to NAV	(12.45)%	(6.09)%	(10.63)%	(0.45)%
6-month average premium/(discount) to NAV	(12.13)%	(7.32)%	(11.26)%	(6.82)%

12	NUVEEN

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen New Jersey Quality Municipal Income Fund (NXJ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXJ.

Nuveen New Jersey Municipal Value Fund (NJV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NJV.

Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NQP.

Nuveen Pennsylvania Municipal Value Fund (NPN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NPN.

NUVEEN	13

NXJ
Nuveen New Jersey Quality Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2017

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXJ at Common Share NAV	6.89%	0.18%	4.75%	6.29%
NXJ at Common Share Price	6.38%	(5.22)%	3.25%	6.07%
S&P Municipal Bond New Jersey Index	4.83%	1.24%	3.60%	4.91%
S&P Municipal Bond Index	3.51%	0.92%	3.31%	4.65%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	143.2%
Short-Term Municipal Bonds	1.5%
Other Assets Less Liabilities	1.4%
Net Assets Plus VRDP Shares,net of deferred offering costs	146.1%
VRDP Shares, net of deferred offering costs	(46.1)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.4%
Transportation	18.5%
Health Care	14.1%
Education and Civic Organizations	13.4%
US Guaranteed	6.9%
Tax Obligation/General	4.5%
Consumer Staples	4.0%
Housing/Single Family	3.3%
Other	12.9%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	17.5%
AA	29.8%
A	35.5%
BBB	9.4%
BB or Lower	7.0%
N/R	0.8%
Total	100%

14	NUVEEN

NJV
Nuveen New Jersey Municipal Value Fund
Performance Overview and Holding Summaries as of August 31, 2017

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
NJV at Common Share NAV	4.18%	0.64%	3.75%	6.38%
NJV at Common Share Price	(2.37)%	(5.13)%	3.63%	5.32%
S&P Municipal Bond New Jersey Index	4.83%	1.24%	3.60%	5.36%
S&P Municipal Bond Index	3.51%	0.92%	3.31%	5.10%

Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	105.0%
Other Assets Less Liabilities	1.1%
Net Assets Plus Floating Rate Obligations	106.1%
Floating Rate Obligations	(6.1)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	19.3%
Education and Civic Organizations	18.3%
Health Care	17.6%
Transportation	10.8%
Tax Obligation/General	8.8%
US Guaranteed	8.2%
Housing/Multifamily	7.7%
Other	9.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	17.7%
AA	30.2%
A	33.5%
BBB	11.4%
BB or Lower	6.1%
N/R	1.1%
Total	100%

NUVEEN	15

NQP
Nuveen Pennsylvania Quality Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2017

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQP at Common Share NAV	6.08%	(2.02)%	4.29%	6.18%
NQP at Common Share Price	5.72%	(4.81)%	2.89%	6.49%
S&P Municipal Bond Pennsylvania Index	3.84%	1.18%	3.59%	4.80%
S&P Municipal Bond Index	3.51%	0.92%	3.31%	4.65%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	158.2%
Short-Term Municipal Bonds	1.6%
Other Assets Less Liabilities	0.9%
Net Assets Plus Floating Rate Obligations, VMTP Shares, net of deferred offering costs & VRDP Shares, net of deferred offering costs	160.7%
Floating Rate Obligations	(8.3)%
VMTP Shares, net of deferred offering costs	(15.0)%
VRDP Shares, net of deferred offering costs	(37.4)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	19.7%
Tax Obligation/General	15.8%
Education and Civic Organizations	12.3%
US Guaranteed	11.8%
Housing/Single Family	9.9%
Water and Sewer	6.5%
Tax Obligation/Limited	6.3%
Transportation	6.1%
Other	11.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	12.5%
AA	43.1%
A	28.1%
BBB	7.0%
BB or Lower	5.5%
N/R	3.8%
Total	100%

16	NUVEEN

NPN
Nuveen Pennsylvania Municipal Value Fund
Performance Overview and Holding Summaries as of August 31, 2017

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
NPN at Common Share NAV	3.70%	0.09%	3.52%	5.98%
NPN at Common Share Price	(1.16)%	(2.58)%	4.95%	5.51%
S&P Municipal Bond Pennsylvania Index	3.84%	1.18%	3.59%	5.15%
S&P Municipal Bond Index	3.51%	0.92%	3.31%	5.10%

Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	100.2%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate Obligations	101.6%
Floating Rate Obligations	(1.6)%
Net Assets	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	21.9%
Health Care	18.0%
Housing/Single Family	10.1%
Tax Obligation/Limited	8.4%
Transportation	8.3%
Housing/Multifamily	7.0%
Tax Obligation/General	6.8%
Education and Civic Organizations	4.7%
Other	14.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	21.3%
AA	42.5%
A	14.8%
BBB	13.7%
BB or Lower	4.9%
N/R	2.8%
Total	100%

NUVEEN	17

NXJ
Nuveen New Jersey Quality Municipal Income Fund
	Portfolio of Investments	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 143.2% (98.9% of Total Investments)
	MUNICIPAL BONDS – 143.2% (98.9% of Total Investments)
	Consumer Discretionary – 0.4% (0.3% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$1,720	5.000%, 1/01/32	11/17 at 100.00	Caa1	$1,352,694
1,485	5.125%, 1/01/37	11/17 at 100.00	Caa1	1,119,007
3,205	Total Consumer Discretionary			2,471,701
	Consumer Staples – 5.9% (4.0% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,260	4.500%, 6/01/23	11/17 at 100.00	BBB+	3,263,749
32,225	4.750%, 6/01/34	11/17 at 100.00	BB–	31,595,323
4,890	5.000%, 6/01/41	11/17 at 100.00	B	4,751,271
40,375	Total Consumer Staples			39,610,343
	Education and Civic Organizations – 19.5% (13.4% of Total Investments)
1,760	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds, Rowan University School of Osteopathic Medicine Project, Refunding Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A	1,999,976
2,025	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	2,450,432
2,455	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond 2016-XF2357, 15.863%, 6/15/46 (IF) (4)	6/23 at 100.00	AA–	3,815,561
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
2,475	5.000%, 7/01/38	7/23 at 100.00	AA–	2,773,138
3,250	5.000%, 7/01/43	7/23 at 100.00	AA–	3,617,412
250	New Jersey Educational Facilities Authority, Revenue Bonds, Georgian Court University, Series 2007D, 5.000%, 7/01/27	11/17 at 100.00	BBB–	250,707
1,100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H, 4.000%, 7/01/39 – AGM Insured	7/25 at 100.00	AA	1,141,943
5,000	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA–	5,623,350
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2015D:
2,395	5.000%, 7/01/31	7/25 at 100.00	AA–	2,745,077
1,600	5.000%, 7/01/33	7/25 at 100.00	AA–	1,829,056
1,000	5.000%, 7/01/34	7/25 at 100.00	AA–	1,141,660
5,955	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey City University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	6,683,475
	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C:
1,500	5.250%, 7/01/32	7/20 at 100.00	A3	1,599,375
1,000	5.375%, 7/01/41	7/20 at 100.00	A3	1,065,690
4,335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 2015-XF0099, 11.960%, 7/01/39 (IF)	7/21 at 100.00	AAA	5,990,016
4,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 2015-XF0149, 12.182%, 7/01/44 (IF) (4)	7/24 at 100.00	AAA	5,996,320

18	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Refunding Series 2012B:
$550	5.000%, 7/01/37	7/22 at 100.00	A	$607,464
1,050	5.000%, 7/01/42	7/22 at 100.00	A	1,154,454
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
1,140	5.000%, 7/01/32	7/21 at 100.00	Baa2	1,221,077
740	5.000%, 7/01/37	7/21 at 100.00	Baa2	784,918
1,200	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Refunding Series 2015C, 5.000%, 7/01/35	7/25 at 100.00	A–	1,365,492
1,100	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Refunding Series 2017D, 3.500%, 7/01/44	7/27 at 100.00	A–	1,107,260
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D:
675	5.000%, 7/01/38	7/23 at 100.00	A–	756,310
1,935	5.000%, 7/01/43	7/23 at 100.00	A–	2,153,752
1,970	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C, 3.000%, 7/01/46	7/26 at 100.00	A–	1,833,696
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology, Series 2017A:
1,060	5.000%, 7/01/37	7/27 at 100.00	A–	1,228,561
2,500	5.000%, 7/01/42	7/27 at 100.00	A–	2,872,425
1,690	5.000%, 7/01/47	7/27 at 100.00	A–	1,933,867
1,050	4.000%, 7/01/47	7/27 at 100.00	A–	1,078,213
2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Stockton University Issue, Refunding Series 2016A, 5.000%, 7/01/41	7/26 at 100.00	A	2,202,220
975	New Jersey Educational Facilities Authority, Revenue Bonds, The College of Saint Elizabeth, Series 2016D, 5.000%, 7/01/46	7/26 at 100.00	BB	996,060
4,560	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2015C, 5.000%, 7/01/40	7/25 at 100.00	A2	5,054,532
	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2017B:
2,000	5.000%, 7/01/42 (WI/DD, Settling 9/07/17) – AGM Insured	7/27 at 100.00	AA	2,304,780
2,420	5.000%, 7/01/47 (WI/DD, Settling 9/07/17) – AGM Insured	7/27 at 100.00	AA	2,777,991
	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A:
200	5.000%, 7/01/18	No Opt. Call	AA–	206,620
1,000	5.000%, 7/01/19	No Opt. Call	AA–	1,070,200
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2016-1A:
6,180	3.500%, 12/01/32 (Alternative Minimum Tax)	12/25 at 100.00	Aaa	6,157,752
1,430	4.000%, 12/01/39 (Alternative Minimum Tax)	12/25 at 100.00	Aaa	1,448,004
2,175	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	Aaa	2,232,616
925	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	Aaa	987,937
960	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aaa	1,022,208
1,090	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aaa	1,208,178
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A:
3,410	4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	Aaa	3,683,141
1,125	4.375%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	Aaa	1,215,945
500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	Aaa	549,220

NUVEEN	19

NXJ	Nuveen New Jersey Quality Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,210	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2013-1A, 3.750%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	Aaa	$1,258,412
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2015-1A:
5,000	4.000%, 12/01/28 (Alternative Minimum Tax)	12/24 at 100.00	Aaa	5,268,650
2,575	4.000%, 12/01/30 (Alternative Minimum Tax)	12/24 at 100.00	Aaa	2,684,231
6,855	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2017-C, 4.250%, 12/01/47 (Alternative Minimum Tax)	12/26 at 100.00	Aaa	7,000,532
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2015-XF0151:
1,135	9.579%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	1,395,551
1,015	9.512%, 12/01/24 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	1,201,395
690	10.077%, 12/01/25 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	803,326
205	10.502%, 12/01/26 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	237,607
2,500	11.492%, 12/01/27 (Alternative Minimum Tax) (IF) (4)	12/23 at 100.00	AA	3,065,100
2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2016-XG0001, 17.378%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	2,542,400
400	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	A1	446,408
2,300	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A1	2,606,889
2,170	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond 2016-XF2356, 15.779%, 5/01/43 (IF) (4)	5/23 at 100.00	AA–	3,364,997
115,765	Total Education and Civic Organizations			131,813,579
	Financials – 1.4% (1.0% of Total Investments)
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
7,460	5.750%, 10/01/21	No Opt. Call	Ba2	7,870,002
1,500	6.500%, 4/01/28	No Opt. Call	Ba2	1,773,945
8,960	Total Financials			9,643,947
	Health Care – 20.5% (14.1% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
175	5.000%, 2/15/25	2/24 at 100.00	BBB+	203,338
220	5.000%, 2/15/26	2/24 at 100.00	BBB+	252,954
1,320	5.000%, 2/15/27	2/24 at 100.00	BBB+	1,505,262
1,385	5.000%, 2/15/28	2/24 at 100.00	BBB+	1,567,404
1,385	5.000%, 2/15/29	2/24 at 100.00	BBB+	1,557,806
2,500	5.000%, 2/15/32	2/24 at 100.00	BBB+	2,772,850
3,040	5.000%, 2/15/33	2/24 at 100.00	BBB+	3,362,422
1,000	5.000%, 2/15/34	2/24 at 100.00	BBB+	1,103,610
1,950	5.000%, 2/15/35	2/24 at 100.00	BBB+	2,147,262
6,100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	6,889,218
225	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	AA–	232,218
2,500	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 2016-XG0047, 16.691%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA	3,258,300
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
2,000	6.000%, 7/01/26	7/21 at 100.00	BB+	2,185,320
2,500	6.250%, 7/01/35	7/21 at 100.00	BB+	2,744,200
2,050	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	2,090,754
1,145	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	7/22 at 100.00	A+	1,316,155

20	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,525	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital Corporation, Refunding Series 2016, 4.000%, 7/01/41	1/27 at 100.00	AA–	$2,612,466
10,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A+	11,090,100
3,765	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	11/17 at 100.00	AA	3,773,923
4,140	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Meridian Health Obligated Group, Refunding Series 2017A, 5.000%, 7/01/57	7/27 at 100.00	A+	4,734,007
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A:
2,055	5.000%, 7/01/45	7/24 at 100.00	A+	2,277,680
1,295	4.000%, 7/01/45	7/24 at 100.00	A+	1,328,450
10,805	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	A2	12,424,453
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
4,155	3.750%, 7/01/27	No Opt. Call	A3	4,356,185
3,375	5.000%, 7/01/31	7/22 at 100.00	A3	3,713,141
1,500	5.000%, 7/01/37	7/22 at 100.00	A3	1,623,450
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011:
3,000	5.000%, 7/01/25	7/22 at 100.00	AA–	3,443,970
3,000	5.000%, 7/01/26	7/22 at 100.00	AA–	3,421,560
2,500	5.000%, 7/01/27	7/22 at 100.00	AA–	2,836,450
1,450	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	AA–	1,633,831
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A:
830	5.000%, 7/01/32	7/26 at 100.00	Baa2	964,933
1,055	5.000%, 7/01/33	7/26 at 100.00	Baa2	1,217,628
340	5.000%, 7/01/34	7/26 at 100.00	Baa2	390,136
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A:
4,235	5.000%, 7/01/39	7/24 at 100.00	A+	4,807,826
5,955	5.000%, 7/01/43	7/24 at 100.00	A+	6,728,852
3,945	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A+	4,574,267
780	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43	7/26 at 100.00	A+	887,905
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016:
1,135	4.000%, 7/01/34	7/26 at 100.00	BBB–	1,150,152
2,600	5.000%, 7/01/35	7/26 at 100.00	BBB–	2,898,194
1,700	5.000%, 7/01/36	7/26 at 100.00	BBB–	1,889,516
3,345	5.000%, 7/01/41	7/26 at 100.00	BBB–	3,685,855
4,670	4.000%, 7/01/48	7/26 at 100.00	BBB–	4,659,539
2,345	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A–	2,396,098
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A:
5,055	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	5,335,249
3,910	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	4,408,525
124,960	Total Health Care			138,453,414
	Housing/Multifamily – 4.7% (3.3% of Total Investments)
1,900	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48	1/25 at 100.00	BBB–	2,033,342

NUVEEN	21

NXJ	Nuveen New Jersey Quality Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$1,845	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	BBB–	$1,991,917
6,075	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	6,383,792
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
3,870	5.750%, 6/01/31	6/20 at 100.00	Baa3	4,239,933
2,100	5.875%, 6/01/42	6/20 at 100.00	Baa3	2,293,284
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
2,165	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA	2,304,924
1,235	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,298,047
1,235	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,298,380
2,280	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	AA–	2,337,068
4,870	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015B, 1.000%, 11/01/17	No Opt. Call	AA–	4,870,487
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2017D:
1,125	3.900%, 11/01/32 (Alternative Minimum Tax)	5/26 at 100.00	AA–	1,160,899
1,750	4.250%, 11/01/37 (Alternative Minimum Tax)	5/26 at 100.00	AA–	1,805,002
30,450	Total Housing/Multifamily			32,017,075
	Housing/Single Family – 3.2% (2.2% of Total Investments)
	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A:
10,000	4.450%, 10/01/25	4/21 at 100.00	Aa2	10,776,400
10,000	4.650%, 10/01/29	4/21 at 100.00	Aa2	10,615,000
545	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	11/17 at 100.00	AA	545,474
20,545	Total Housing/Single Family			21,936,874
	Industrials – 0.2% (0.1% of Total Investments)
1,340	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999A, 2.125%, 12/01/29 (Mandatory put 12/01/17)	No Opt. Call	A–	1,343,270
	Long-Term Care – 2.3% (1.6% of Total Investments)
7,835	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	7,890,080
510	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	533,419
5,000	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	5,332,600
1,410	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	1,547,842
14,755	Total Long-Term Care			15,303,941
	Tax Obligation/General – 6.5% (4.5% of Total Investments)
2,225	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue Bonds, Technical High School Project, Series 2014, 5.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	2,534,208
	Gloucester County, New Jersey, General Obligation Bonds, Series 2017B:
550	4.000%, 10/15/24	No Opt. Call	AA	635,772
195	4.000%, 10/15/25	No Opt. Call	AA	226,600
575	4.000%, 10/15/27	No Opt. Call	AA	670,099

22	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2017A:
$1,000	5.000%, 11/01/29	11/27 at 100.00	AA–	$1,214,320
550	5.000%, 11/01/30	11/27 at 100.00	AA–	663,690
515	5.000%, 11/01/31	11/27 at 100.00	AA–	621,203
440	5.000%, 11/01/33	11/27 at 100.00	AA–	526,838
1,100	Linden, New Jersey, General Obligation Bonds, Refunding Series 2011, 4.000%, 5/01/23	5/21 at 100.00	AA–	1,197,207
	Middlesex County, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2017:
1,770	3.000%, 1/15/22	No Opt. Call	AAA	1,904,998
1,380	4.000%, 1/15/24	No Opt. Call	AAA	1,587,511
975	Middlesex County, New Jersey, General Obligation Bonds, Refunding Redevelopment Series 2017, 4.000%, 1/15/23	No Opt. Call	AAA	1,110,340
1,975	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA–	2,203,725
2,805	Monmouth County Improvement Authority, New Jersey, Governmental Pooled Loan Revenue Bonds, Refunding Series 2016B, 4.000%, 8/01/24	No Opt. Call	AAA	3,261,710
2,280	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 3/01/38	3/25 at 100.00	AA–	2,613,883
760	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding Parking Utility Series 2014A, 5.000%, 1/01/37	1/24 at 100.00	AAA	865,853
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012:
465	5.000%, 9/01/28	9/22 at 100.00	A+	524,525
610	5.000%, 9/01/29	9/22 at 100.00	A+	685,939
300	5.000%, 9/01/31	9/22 at 100.00	A+	335,943
250	3.625%, 9/01/34	9/22 at 100.00	A+	255,920
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2016:
1,000	3.000%, 9/01/32	9/25 at 100.00	AA	1,005,670
1,000	3.000%, 9/01/33	9/25 at 100.00	AA	1,000,710
	New Brunswick, New Jersey, General Obligation Bonds, Cultural Center Project, Series 2017:
250	3.250%, 9/15/34 (WI/DD, Settling 9/07/17) – AGM Insured	9/27 at 100.00	AA	247,415
2,190	4.000%, 9/15/44 (WI/DD, Settling 9/07/17) – AGM Insured	9/27 at 100.00	AA	2,300,792
740	South Brunswick Township, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 3.000%, 9/01/17	No Opt. Call	AA	740,000
	Sparta Township Board of Education, Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 2/15/34	2/25 at 100.00	AA–	1,159,490
1,395	5.000%, 2/15/35	2/25 at 100.00	AA–	1,613,401
5,165	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Bonds, Covantan Union Inc. Lessee, Refunding Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	5,784,490
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	Aaa	2,813,254
1,515	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/27 – AGM Insured	No Opt. Call	A2	1,895,644
1,435	West Deptford Township, Gloucester County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 9/01/28 – BAM Insured	9/24 at 100.00	AA	1,569,861
100	Woodbridge Township, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2010, 5.000%, 7/15/19	No Opt. Call	AA+	107,548
39,025	Total Tax Obligation/General			43,878,559
	Tax Obligation/Limited – 32.4% (22.4% of Total Investments)
3,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	4,782,698

NUVEEN	23

NXJ	Nuveen New Jersey Quality Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$4,150	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa1	$4,977,095
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003B, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	AA	2,410,170
3,015	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AA	3,703,927
5,120	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AA	5,363,866
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
5,005	5.250%, 1/01/36	1/22 at 100.00	A	5,329,224
3,020	5.125%, 1/01/42	1/22 at 100.00	A	3,166,651
500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/29	1/22 at 100.00	A	535,705
1,110	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Plaza Refunding Project, Series 2013, 3.250%, 4/01/35	4/22 at 100.00	Aa3	1,119,601
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Vocational Technical Schools Project, Series 2016:
10,310	5.000%, 5/01/46	5/26 at 100.00	AA	11,924,030
3,745	5.250%, 5/01/51	5/26 at 100.00	AA	4,371,239
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
310	5.000%, 6/15/21	No Opt. Call	BBB+	341,192
6,400	5.000%, 6/15/25	6/22 at 100.00	BBB+	6,992,576
3,480	5.000%, 6/15/26	6/22 at 100.00	BBB+	3,778,340
7,945	5.000%, 6/15/28	6/22 at 100.00	BBB+	8,556,288
415	5.000%, 6/15/29	6/22 at 100.00	BBB+	445,013
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
440	5.125%, 6/15/27	11/17 at 100.00	Baa3	440,862
740	5.125%, 6/15/37	11/17 at 100.00	Baa3	741,080
5,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26	6/24 at 100.00	A–	5,527,550
6,385	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014UU, 5.000%, 6/15/27	6/24 at 100.00	A–	7,005,303
12,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015WW, 5.250%, 6/15/40	6/25 at 100.00	A–	13,213,920
6,000	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	A–	6,785,760
1,400	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	BBB+	1,437,226
3,750	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006, 5.000%, 6/15/18 – FGIC Insured	11/17 at 100.00	A	3,762,788
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
1,130	5.000%, 6/15/29	6/26 at 100.00	A+	1,252,074
655	5.000%, 6/15/30	6/26 at 100.00	A+	721,319
32,965	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A–	18,468,312
8,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A–	9,289,971
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
37,565	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	20,718,976
39,090	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	20,571,894
5,160	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	2,579,845

24	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$7,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A–	$7,580,700
7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A–	7,922,950
3,860	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36	5/25 at 100.00	AA	4,035,283
	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
865	5.000%, 5/01/21	No Opt. Call	Aa3	983,782
4,105	3.500%, 5/01/35	5/22 at 100.00	Aa3	4,166,780
	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019:
285	21.613%, 5/01/28 (IF) (4)	No Opt. Call	Aaa	716,792
285	21.684%, 5/01/29 (IF) (4)	No Opt. Call	Aaa	728,218
200	21.684%, 5/01/30 (IF) (4)	No Opt. Call	Aaa	520,140
370	21.464%, 5/01/31 (IF) (4)	No Opt. Call	Aaa	971,265
385	21.579%, 5/01/32 (IF) (4)	No Opt. Call	Aaa	1,037,209
400	21.583%, 5/01/33 (IF) (4)	No Opt. Call	Aaa	1,101,792
415	21.684%, 5/01/34 (IF) (4)	No Opt. Call	Aaa	1,168,121
3,975	Union County Improvement Authority, New Jersey, Lease Revenue Bonds, Plainfield – Park Madison Redevelopment Project, Tender Option Trust 2016-XG0057, 15.606%, 3/01/34 (IF) (4)	No Opt. Call	AA+	8,445,762
251,325	Total Tax Obligation/Limited			219,693,289
	Transportation – 26.8% (18.5% of Total Investments)
5,550	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	11/17 at 100.00	A	5,650,899
2,400	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	2,697,768
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
1,285	5.000%, 1/01/34	1/24 at 100.00	A1	1,479,356
5,890	4.125%, 1/01/39	1/24 at 100.00	A1	6,255,475
7,800	5.000%, 1/01/44	1/24 at 100.00	A1	8,808,618
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 7/01/34 – BAM Insured	7/25 at 100.00	AA	1,067,880
2,820	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	3,001,270
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017:
2,820	5.000%, 7/01/42	7/27 at 100.00	A1	3,291,871
10,210	5.000%, 7/01/47	7/27 at 100.00	A1	11,860,447
	Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2012A:
2,150	5.000%, 7/01/24	7/22 at 100.00	A1	2,507,201
1,105	5.000%, 7/01/25	7/22 at 100.00	A1	1,282,143
650	4.000%, 7/01/26	7/22 at 100.00	A1	711,802
625	4.000%, 7/01/27	7/22 at 100.00	A1	679,150
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E:
1,000	5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	1,084,020
5,005	5.000%, 1/01/40	1/20 at 100.00	A	5,411,106
7,035	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A	8,099,044

NUVEEN	25

NXJ	Nuveen New Jersey Quality Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
$1,800	5.000%, 1/01/24	1/23 at 100.00	A–	$2,010,258
1,635	5.000%, 1/01/25	1/23 at 100.00	A–	1,814,131
1,875	5.000%, 1/01/26	1/23 at 100.00	A–	2,081,306
3,595	5.000%, 1/01/27	1/23 at 100.00	A–	3,970,102
5,555	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB	6,256,708
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	9/17 at 100.00	BB–	1,083,370
1,800	5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB–	1,962,234
2,250	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	2,545,313
	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A:
6,000	5.000%, 9/15/20	No Opt. Call	A	6,510,540
5,750	5.000%, 9/15/21	No Opt. Call	A	6,327,588
7,780	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	8,940,698
	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2017B:
2,470	5.000%, 1/01/31	1/28 at 100.00	A+	2,999,074
1,300	5.000%, 1/01/33	1/28 at 100.00	A+	1,566,695
3,065	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	3,913,177
7,620	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	8,833,485
3,625	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057, 14.847%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	5,465,594
2,100	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	2,287,173
2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured	11/17 at 100.00	A2	2,758,388
7,235	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	8,325,025
5,700	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	5,886,276
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
19,655	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/17 at 100.00	A	19,885,357
12,130	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/17 at 100.00	A	12,272,164
164,035	Total Transportation			181,582,706
	U.S. Guaranteed – 10.0% (6.9% of Total Investments) (5)
25	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured (ETM)	No Opt. Call	Aa1 (5)	30,166
645	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R (5)	668,426
15	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.000%, 12/01/17 (ETM)	No Opt. Call	N/R (5)	15,199
	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B:
25	6.500%, 12/01/19 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	27,453
100	6.500%, 12/01/20 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	109,813
5	7.125%, 12/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	5,543
30	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2012A, 3.250%, 9/01/31 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (5)	32,537

26	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$4,885	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (5)	$5,054,168
	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
2,570	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	A– (5)	3,144,164
1,285	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	A– (5)	1,590,098
	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
555	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (5)	678,293
275	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (5)	339,944
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007:
7,520	5.000%, 7/01/38 (Pre-refunded 7/01/18) – AGC Insured	7/18 at 100.00	AA (5)	7,782,373
2,250	5.000%, 7/01/38 (Pre-refunded 7/01/18) – AGC Insured	7/18 at 100.00	AA (5)	2,328,503
7,670	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (5)	8,966,000
5,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	Baa3 (5)	5,241,550
3,805	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – AGC Insured (ETM)	No Opt. Call	AA (5)	4,254,447
410	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38 (Pre-refunded 10/01/18)	10/18 at 100.00	N/R (5)	429,889
175	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (5)	206,453
1,555	New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 – NPFG Insured (ETM)	No Opt. Call	A (5)	1,855,504
7,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35 (Pre- refunded 1/01/20)	1/20 at 100.00	A+ (5)	8,210,175
1,650	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	A3 (5)	1,865,870
305	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A, 5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (5)	359,037
15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2001A, 0.000%, 8/01/23 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	14,384,462
64,095	Total U.S. Guaranteed			67,580,067
	Utilities – 4.1% (2.9% of Total Investments)
13,500	Essex County Improvement Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2015, 5.250%, 7/01/45 (Alternative Minimum Tax)	7/20 at 100.00	BB–	13,597,740
1,510	Industrial Pollution Control Financing Authority of Cape May County (New Jersey), Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	A	1,755,707
	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A:
1,000	4.750%, 6/15/32 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	1,033,000
1,225	5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	1,271,734
5,100	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A+	5,558,592
2,040	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A+	2,232,086
2,300	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	2,516,959
26,675	Total Utilities			27,965,818

NUVEEN	27

NXJ	Nuveen New Jersey Quality Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 5.3% (3.7% of Total Investments)
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
$1,460	5.000%, 10/01/23	No Opt. Call	A+	$1,738,466
15,670	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A+	16,159,374
1,650	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2012A, 3.250%, 9/01/31	9/21 at 100.00	AAA	1,699,401
6,270	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 2016-XF0395, 6.535%, 9/01/21 (IF) (4)	No Opt. Call	AAA	7,696,488
	North Hudson Sewerage Authority, Gross Revenue Lease Certificates, Senior Lien Series 2012A:
3,515	5.000%, 6/01/27	6/22 at 100.00	A	3,961,300
4,000	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	4,420,560
205	Wanaque Valley Regional Sewer Authority, Passaic County, New Jersey, Sewer Revenue Refunding Bonds, Series 1993B, 5.750%, 9/01/18 – AMBAC Insured	No Opt. Call	N/R	208,401
32,770	Total Water and Sewer			35,883,990
$938,280	Total Long-Term Investments (cost $896,270,922)			969,178,573
	SHORT-TERM INVESTMENTS – 1.5% (1.1% of Total Investments)
	MUNICIPAL BONDS – 1.5% (1.1% of Total Investments)
	Housing/Single Family – 1.5% (1.1% of Total Investments)
10,400	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2008Y, Variable Rate Demand Obligations, 0.920%, 10/01/39 (6)	11/17 at 100.00	A-1	10,400,000
$10,400	Total Short-Term Investments (cost $10,400,000)			10,400,000
	Total Investments (cost $906,670,922) – 144.7%			979,578,573
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (46.1)% (7)			(312,349,885)
	Other Assets Less Liabilities – 1.4% (8)			9,817,581
	Net Assets Applicable to Common Shares – 100%			$677,046,269

Investments in Derivatives as of August 31, 2017

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$25,750,000	Receive	USD-BMA	1.130%	Quarterly	10/30/17	10/30/26	$993,722	$993,722

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)	Investment has maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(7)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 31.9%.
(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rates, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
USD-BMA	United States Dollar-Bond Market Association
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

28	NUVEEN

NJV
Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 105.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 105.0% (100.0% of Total Investments)
	Consumer Staples – 4.2% (4.0% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$205	4.750%, 6/01/34	6/34 at 100.00	BB–	$200,994
870	5.000%, 6/01/41	6/41 at 100.00	B	845,318
1,075	Total Consumer Staples			1,046,312
	Education and Civic Organizations – 19.2% (18.3% of Total Investments)
110	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds, Rowan University School of Osteopathic Medicine Project, Refunding Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A	124,999
115	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	139,160
45	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond 2016-XF2357, 15.863%, 6/15/46 (IF) (4)	6/23 at 100.00	AA–	69,939
185	New Jersey Educational Facilities Authority, Revenue Bonds, College of New Jersey, Refunding Series 2016F, 3.000%, 7/01/40	7/26 at 100.00	AA–	168,298
910	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2009A, 5.500%, 9/01/36	9/19 at 100.00	A2	979,833
100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H, 4.000%, 7/01/39 – AGM Insured	7/25 at 100.00	AA	103,813
155	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey City University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	173,961
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
90	5.000%, 7/01/32	7/21 at 100.00	Baa2	96,401
30	5.000%, 7/01/37	7/21 at 100.00	Baa2	31,821
35	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Refunding Series 2017D, 3.500%, 7/01/44	7/27 at 100.00	A–	35,231
75	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A–	84,035
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C:
335	3.000%, 7/01/41	7/26 at 100.00	A–	317,858
50	3.000%, 7/01/46	7/26 at 100.00	A–	46,541
200	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology, Series 2017A, 4.000%, 7/01/47	7/27 at 100.00	A–	205,374
100	New Jersey Educational Facilities Authority, Revenue Bonds, Stockton University Issue, Refunding Series 2016A, 5.000%, 7/01/41	7/26 at 100.00	A	110,111
25	New Jersey Educational Facilities Authority, Revenue Bonds, The College of Saint Elizabeth, Series 2016D, 5.000%, 7/01/46	7/26 at 100.00	BB	25,540
200	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A, 4.000%, 12/01/40 (Alternative Minimum Tax)	12/26 at 100.00	Aaa	201,840
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2009A, 5.625%, 6/01/30	6/19 at 100.00	AA	1,067,800
30	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aaa	31,944
100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	Aaa	109,844
195	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2015-1A, 4.000%, 12/01/30 (Alternative Minimum Tax)	12/24 at 100.00	Aaa	203,272

NUVEEN	29

NJV	Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments (continued)	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$85	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2015-XF0151, 9.579%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	Aaa	$104,513
200	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A1	226,686
60	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond 2016-XF2356, 15.779%, 5/01/43 (IF) (4)	5/23 at 100.00	AA–	93,041
4,430	Total Education and Civic Organizations			4,751,855
	Health Care – 18.4% (17.6% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
105	5.000%, 2/15/25	2/24 at 100.00	BBB+	122,003
100	5.000%, 2/15/34	2/24 at 100.00	BBB+	110,361
115	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	129,879
2,000	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Series 2009A, 5.500%, 7/01/38 – AGC Insured (UB) (4)	7/19 at 100.00	AA	2,151,660
70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital Corporation, Refunding Series 2016, 4.000%, 7/01/41	1/27 at 100.00	AA–	72,425
215	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A+	238,437
150	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Meridian Health Obligated Group, Refunding Series 2017A, 5.000%, 7/01/57	7/27 at 100.00	A+	171,522
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A, 4.000%, 7/01/45	7/24 at 100.00	A+	102,583
305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	A2	350,713
20	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011, 5.000%, 7/01/21	No Opt. Call	AA–	22,718
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A:
25	5.000%, 7/01/32	7/26 at 100.00	Baa2	29,064
40	5.000%, 7/01/33	7/26 at 100.00	Baa2	46,166
130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	A+	147,584
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A+	127,546
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43	7/26 at 100.00	A+	113,834
265	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016, 4.000%, 7/01/48	7/26 at 100.00	BBB–	264,406
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A–	102,179
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A:
125	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	131,930
110	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	124,025
4,185	Total Health Care			4,559,035
	Housing/Multifamily – 8.1% (7.7% of Total Investments)
100	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48	1/25 at 100.00	BBB–	107,018

30	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$55	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	BBB–	$59,380
155	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	162,879
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
100	5.750%, 6/01/31	6/20 at 100.00	Baa3	109,559
50	5.875%, 6/01/42	6/20 at 100.00	Baa3	54,602
1,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	AA–	1,035,670
60	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	AA–	61,502
130	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015B, 1.000%, 11/01/17	No Opt. Call	AA–	130,013
270	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016B, 3.600%, 11/01/40	11/25 at 100.00	AA–	272,851
1,920	Total Housing/Multifamily			1,993,474
	Long-Term Care – 2.0% (1.9% of Total Investments)
285	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	287,004
15	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	15,689
140	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	149,313
40	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	43,910
480	Total Long-Term Care			495,916
	Tax Obligation/General – 9.3% (8.8% of Total Investments)
100	Gloucester County, New Jersey, General Obligation Bonds, Series 2017B, 4.000%, 10/15/27	No Opt. Call	AA	116,539
100	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2017A, 5.000%, 11/01/29	11/27 at 100.00	AA–	121,432
290	Middlesex County, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2017, 4.000%, 1/15/24	No Opt. Call	AAA	333,607
225	Middlesex County, New Jersey, General Obligation Bonds, Refunding Redevelopment Series 2017, 5.000%, 1/15/27	No Opt. Call	AAA	283,221
70	Monmouth County Improvement Authority, New Jersey, Governmental Pooled Loan Revenue Bonds, Refunding Series 2016B, 4.000%, 8/01/24	No Opt. Call	AAA	81,397
110	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 3/01/38	3/25 at 100.00	AA–	126,108
20	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding Parking Utility Series 2014A, 5.000%, 1/01/37	1/24 at 100.00	AAA	22,786
100	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding School Series 2017B, 4.000%, 3/01/25	No Opt. Call	AAA	116,123
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2016A:
310	5.000%, 9/01/29 – BAM Insured	9/26 at 100.00	AA	373,314
130	5.000%, 9/01/39 – BAM Insured	9/26 at 100.00	AA	151,377
195	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2016B, 3.000%, 9/01/39 – AGM Insured	9/26 at 100.00	AA	183,043

NUVEEN	31

NJV	Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments (continued)	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$25	South Brunswick Township, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 3.000%, 9/01/17	No Opt. Call	AA	$25,000
150	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Bonds, Covantan Union Inc. Lessee, Refunding Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	167,991
170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	Aaa	190,160
1,995	Total Tax Obligation/General			2,292,098
	Tax Obligation/Limited – 20.3% (19.3% of Total Investments)
270	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AA	331,695
175	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Vocational Technical Schools Project, Series 2016, 5.250%, 5/01/51	5/26 at 100.00	AA	204,264
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
250	5.000%, 6/15/25	6/22 at 100.00	BBB+	273,148
400	5.000%, 6/15/28	6/22 at 100.00	BBB+	430,776
545	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	BBB+	559,492
2,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A–	2,139,117
2,270	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	A–	793,796
110	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019, 21.130%, 5/01/30 (IF) (4)	No Opt. Call	Aaa	281,274
6,020	Total Tax Obligation/Limited			5,013,562
	Transportation – 11.3% (10.8% of Total Investments)
250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/20 at 100.00	A	254,545
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
150	4.125%, 1/01/39	1/24 at 100.00	A1	159,308
200	5.000%, 1/01/44	1/24 at 100.00	A1	225,862
540	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017, 5.000%, 7/01/47	7/27 at 100.00	A1	627,291
300	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	1/23 at 100.00	A–	331,302
190	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB	214,001
80	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	90,500
295	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	339,011
150	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2017B, 5.000%, 1/01/31	1/28 at 100.00	A+	182,130
315	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	362,458
2,470	Total Transportation			2,786,408
	U.S. Guaranteed – 8.6% (8.2% of Total Investments) (5)
630	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (5)	697,870
5	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.125%, 7/01/22 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (5)	5,178
85	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013, 5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	A– (5)	103,990
20	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013, 5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (5)	24,443

32	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007:
$100	5.000%, 7/01/38 (Pre-refunded 7/01/18) – AGC Insured	7/18 at 100.00	AA (5)	$103,489
65	5.000%, 7/01/38 (Pre-refunded 7/01/18) – AGC Insured	7/18 at 100.00	AA (5)	67,268
70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (5)	81,828
265	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18 (ETM)	No Opt. Call	Baa3 (5)	275,351
155	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38 (Pre-refunded 10/01/18)	10/18 at 100.00	N/R (5)	162,519
500	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	A3 (5)	565,415
25	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.500%, 10/01/29 (Pre-refunded 10/01/17)	10/17 at 100.00	Aa2 (5)	25,080
1,920	Total U.S. Guaranteed			2,112,431
	Utilities – 3.6% (3.4% of Total Investments)
470	Essex County Improvement Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2015, 5.250%, 7/01/45 (Alternative Minimum Tax)	7/20 at 100.00	BB–	473,403
300	Industrial Pollution Control Financing Authority of Cape May County (New Jersey), Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	A	348,816
60	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	65,660
830	Total Utilities			887,879
$25,325	Total Long-Term Investments (cost $24,034,724) – 105.0%			25,938,970
	Floating Rate Obligations – (6.1)%			(1,500,000)
	Other Assets Less Liabilities – 1.1%			255,757
	Net Assets Applicable to Common Shares – 100%			$24,694,727

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rates, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUVEEN	33

NQP
Nuveen Pennsylvania Quality Municipal Income Fund
	Portfolio of Investments	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 158.2% (99.0% of Total Investments)
	MUNICIPAL BONDS – 158.2% (99.0% of Total Investments)
	Consumer Staples – 0.4% (0.3% of Total Investments)
$2,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$2,540,720
	Education and Civic Organizations – 19.7% (12.3% of Total Investments)
1,340	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	1,530,695
5,035	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/28	3/23 at 100.00	AA	5,894,323
1,715	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2013A, 3.500%, 3/01/34	3/23 at 100.00	A	1,728,103
	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2016:
735	3.000%, 10/15/30	10/26 at 100.00	Baa3	666,836
1,000	5.000%, 10/15/38	10/26 at 100.00	Baa3	1,065,520
3,215	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.125%, 3/15/36	3/27 at 100.00	BBB–	3,514,091
835	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2017A, 5.000%, 12/15/47	12/27 at 100.00	BBB–	892,448
2,200	Crawford County Industrial Development Authority, Pennsylvania, College Revenue Bonds, Allegheny College, Series 2016, 3.000%, 5/01/34	5/26 at 100.00	A–	2,037,464
1,020	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	1,095,164
750	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/27 at 100.00	AA	751,035
4,595	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University, Series 2016, 4.000%, 5/01/46	11/26 at 100.00	BBB+	4,647,613
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College, Series 2016OO2:
590	3.250%, 5/01/36	5/26 at 100.00	BBB+	546,458
1,815	3.500%, 5/01/41	5/26 at 100.00	BBB+	1,700,092
	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 1999B:
760	0.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	759,088
815	0.000%, 11/01/19 – AMBAC Insured	No Opt. Call	N/R	797,575
5,235	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	5,754,574
3,730	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A+	4,129,185
2,155	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB	2,264,388
1,400	Northampton County General Purpose Authority, Pennsylvania, Revenue Bonds, Lafayette College, Refunding Series 2017, 5.000%, 11/01/34	11/27 at 100.00	Aa3	1,674,932
1,465	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	1,613,536
10,750	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa3	11,071,210

34	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$2,415	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35	11/21 at 100.00	A	$2,682,220
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College, Refunding Series 2014:
2,545	5.000%, 12/01/38	12/24 at 100.00	AA	2,992,080
2,080	5.000%, 12/01/44	12/24 at 100.00	AA	2,425,779
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2011A, 5.250%, 5/01/41	5/21 at 100.00	A	1,681,110
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2012-KK1, 5.375%, 5/01/42	5/22 at 100.00	BBB	1,066,720
320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	11/22 at 100.00	BBB	330,090
1,195	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia University, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB+	1,306,434
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2012, 5.000%, 4/01/42	4/22 at 100.00	Aa3	2,220,700
7,125	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Refunding Series 2015A, 5.250%, 9/01/50	3/25 at 100.00	A+	8,021,254
760	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	841,624
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
1,030	4.000%, 11/01/39	11/22 at 100.00	A3	1,062,476
4,300	5.000%, 11/01/42	11/22 at 100.00	A3	4,793,597
1,310	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36	11/25 at 100.00	A3	1,479,239
1,590	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	7/23 at 100.00	A–	1,772,596
3,005	Pennsylvania State University, Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	Aa1	3,288,792
554	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36 (4)	7/36 at 100.00	N/R	6
4,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB	4,831,785
500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	5/33 at 100.00	N/R	500,300
2,320	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2016, 5.000%, 11/01/37	5/26 at 100.00	A–	2,613,202
5,250	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 5.000%, 6/01/46	6/26 at 100.00	BB+	5,308,957
5,000	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	5,627,600
95	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Westmoreland County Community College, Series 2016A, 3.000%, 10/15/35 – AGM Insured	10/25 at 100.00	AA	91,551
1,110	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A–	1,215,827
	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2015A:
1,890	5.000%, 11/01/32	11/25 at 100.00	A–	2,166,337
740	5.000%, 11/01/33	11/25 at 100.00	A–	844,740
740	4.000%, 11/01/35	11/25 at 100.00	A–	776,793
106,029	Total Education and Civic Organizations			114,076,139

NUVEEN	35

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 31.5% (19.7% of Total Investments)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A:
$2,025	5.000%, 4/01/25	4/25 at 100.00	Caa1	$2,025,202
4,160	5.125%, 4/01/35	4/35 at 100.00	Caa1	3,969,638
	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012:
4,010	5.000%, 5/15/26	5/21 at 100.00	A+	4,456,594
1,910	5.000%, 5/15/27	5/21 at 100.00	A+	2,112,937
2,000	5.000%, 5/15/28	5/21 at 100.00	A+	2,203,060
3,300	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 4.500%, 11/01/41	5/22 at 100.00	A+	3,459,654
4,000	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Refunding Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	4,495,160
	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2016A:
805	5.000%, 11/15/41	11/25 at 100.00	A	908,805
2,985	5.000%, 11/15/46	11/25 at 100.00	A	3,340,215
	Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Main Line Health System, Series 2017A:
3,200	4.000%, 10/01/36	10/27 at 100.00	AA	3,402,048
1,655	4.000%, 10/01/37	10/27 at 100.00	AA	1,755,111
420	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	451,055
	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Refunding Series 2016A:
1,375	5.000%, 6/01/34	6/26 at 100.00	A	1,571,542
375	5.000%, 6/01/35	6/26 at 100.00	A	427,061
3,460	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	3,773,684
1,500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	1,642,995
2,275	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A, 5.000%, 7/01/41	7/26 at 100.00	BBB	2,470,991
3,000	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	3,092,730
850	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	AA	854,131
6,845	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	7,436,613
4,555	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2014A, 5.000%, 6/01/41	6/24 at 100.00	AA	5,101,828
1,370	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39	6/23 at 100.00	Ba1	1,501,520
3,385	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond Trust 2015-XF0064, 11.958%, 7/01/42 (IF)	1/22 at 100.00	N/R	5,027,368
4,200	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016B, 5.000%, 8/15/46	8/26 at 100.00	AA–	4,823,364
3,000	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2016A, 5.000%, 8/15/42	8/26 at 100.00	AA–	3,457,920
3,450	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Refunding Series 2016A, 4.000%, 7/01/35	7/26 at 100.00	A+	3,606,664
2,565	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	7/22 at 100.00	A+	2,648,003

36	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Refunding Series 2016:
$1,265	3.000%, 11/01/36	5/26 at 100.00	A	$1,150,669
2,900	4.000%, 11/01/41	5/26 at 100.00	A	2,989,958
4,955	4.000%, 11/01/46	5/26 at 100.00	A	5,090,073
4,600	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	11/22 at 100.00	A	4,831,978
	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
6,000	5.500%, 7/01/28	7/19 at 100.00	AA–	6,438,540
2,840	5.750%, 7/01/39	7/19 at 100.00	AA–	3,067,626
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016:
1,020	3.375%, 7/01/32	7/26 at 100.00	A+	1,020,357
2,650	5.000%, 7/01/41	7/26 at 100.00	A+	2,968,927
925	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41	4/22 at 100.00	AA	1,006,539
7,500	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	8,093,100
4,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	Aa3	4,411,520
3,100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	3,395,461
16,385	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016C, 4.000%, 8/15/41 (UB) (5)	8/26 at 100.00	AA–	17,099,714
3,935	Philadelphia Authority for Industrial Development, Pennsylvania, Hospital Revenue Bonds, The Children’s Hospital of Philadelphia, Series 2017, 5.000%, 7/01/33	7/27 at 100.00	AA	4,723,180
2,440	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 2015-XF0114, 11.950%, 7/01/41 (IF)	7/21 at 100.00	AA	3,317,082
4,650	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	5,129,136
	Pocono Mountains Industrial Park Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke’s Hospital -Monroe Project, Series 2015A:
3,000	5.000%, 8/15/40	2/25 at 100.00	A–	3,290,940
1,590	4.000%, 8/15/45	2/25 at 100.00	A–	1,633,343
3,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2016B, 5.000%, 7/01/45	1/27 at 100.00	A+	3,370,770
605	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	AA–	656,546
3,000	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Refunding Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	Aa3	3,336,900
	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding & Improvement Series 2011:
3,130	6.875%, 8/01/31	8/21 at 100.00	A–	3,604,946
2,500	7.000%, 8/01/41	8/21 at 100.00	A–	2,856,925
3,470	Washington County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Washington Hospital Project, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	A–	3,863,290
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B:
1,635	5.625%, 1/01/32	1/22 at 100.00	AA	1,868,102
1,970	5.750%, 1/01/41	1/22 at 100.00	AA	2,238,255

NUVEEN	37

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$575	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	$615,290
166,315	Total Health Care			182,085,060
	Housing/Multifamily – 1.4% (0.9% of Total Investments)
160	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	169,822
1,235	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	7/24 at 100.00	BBB–	1,312,694
1,900	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	2,033,190
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A:
1,000	5.000%, 7/01/27	7/22 at 100.00	BBB+	1,117,720
750	5.000%, 7/01/32	7/22 at 100.00	BBB+	824,790
420	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	10/22 at 100.00	BBB–	440,710
270	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Series 2016A, 5.000%, 7/01/31	7/26 at 100.00	Baa3	302,713
1,710	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	7/35 at 100.00	Baa3	1,712,257
7,445	Total Housing/Multifamily			7,913,896
	Housing/Single Family – 15.9% (9.9% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
4,750	3.300%, 10/01/32	10/21 at 100.00	AA+	4,784,627
2,275	3.650%, 10/01/37	10/21 at 100.00	AA+	2,302,186
2,005	3.700%, 10/01/42	10/21 at 100.00	AA+	2,067,536
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-116B:
2,330	3.950%, 10/01/40	10/24 at 100.00	AA+	2,394,331
3,155	4.000%, 4/01/45	10/24 at 100.00	AA+	3,221,318
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-117B:
3,290	3.900%, 10/01/35	10/24 at 100.00	AA+	3,393,536
2,465	4.050%, 10/01/40	10/24 at 100.00	AA+	2,541,538
4,225	4.150%, 10/01/45	10/24 at 100.00	AA+	4,353,060
7,175	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-118B, 4.100%, 10/01/45	4/25 at 100.00	AA+	7,430,358
2,045	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-119, 3.500%, 10/01/36	4/25 at 100.00	AA+	2,085,982
7,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.200%, 4/01/40	10/25 at 100.00	AA+	6,856,220
2,450	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.200%, 10/01/41	10/25 at 100.00	AA+	2,358,100
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-123B:
4,160	3.450%, 10/01/32	10/26 at 100.00	AA+	4,273,776
4,135	3.900%, 10/01/37	10/26 at 100.00	AA+	4,293,329
3,960	4.000%, 10/01/42	10/26 at 100.00	AA+	4,122,241
5,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-124B, 3.500%, 10/01/37 (WI/DD, Settling 9/28/17)	10/26 at 100.00	AA+	5,034,650
20,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.200%, 10/01/41 (UB)	10/25 at 100.00	AA+	19,249,800

38	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$1,020	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 2015-XF0066, 12.055%, 10/01/33 (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	$1,264,168
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-122:
2,000	3.650%, 10/01/32 (UB) (5)	4/26 at 100.00	AA+	2,082,300
6,725	3.900%, 10/01/36 (UB) (5)	4/26 at 100.00	AA+	6,970,328
600	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 2015-XF0109, 9.054%, 10/01/38 (IF) (5)	10/22 at 100.00	AA+	661,902
90,765	Total Housing/Single Family			91,741,286
	Industrials – 1.0% (0.6% of Total Investments)
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A:
2,495	5.000%, 11/01/23 (Alternative Minimum Tax)	11/22 at 100.00	A1	2,857,499
545	5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	619,834
2,000	5.000%, 11/01/41 (Alternative Minimum Tax)	11/22 at 100.00	A1	2,194,060
5,040	Total Industrials			5,671,393
	Long-Term Care – 5.0% (3.1% of Total Investments)
230	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/35	12/25 at 100.00	N/R	234,814
	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2016:
985	5.000%, 1/01/28	1/26 at 100.00	N/R	1,134,750
1,070	5.000%, 1/01/29	1/26 at 100.00	N/R	1,219,939
735	5.000%, 1/01/30	1/26 at 100.00	N/R	833,372
300	3.250%, 1/01/36	1/26 at 100.00	N/R	285,213
2,015	3.250%, 1/01/39	1/26 at 100.00	N/R	1,870,686
500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	533,905
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
4,380	4.000%, 1/01/33	1/25 at 100.00	BBB+	4,477,674
5,740	5.000%, 1/01/38	1/25 at 100.00	BBB+	6,242,078
2,030	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/21 at 100.00	BBB	2,035,461
650	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	732,251
530	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc., Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	545,041
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	N/R	1,337,625
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
1,000	5.375%, 5/01/28	5/23 at 100.00	BBB	1,105,140
1,665	5.750%, 5/01/35	5/23 at 100.00	BBB	1,836,162
1,500	Langhorne Manor Boro Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Woods Services Project, Series 2013, 4.000%, 11/15/38	11/18 at 100.00	A–	1,510,305
2,150	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Refunding Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	2,392,713
350	Philadelphia Authority for Industrial Development Senior Living Facilities, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	N/R	367,738
27,080	Total Long-Term Care			28,694,867

NUVEEN	39

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Materials – 1.2% (0.8% of Total Investments)
$6,455	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	$6,946,548
	Tax Obligation/General – 25.2% (15.8% of Total Investments)
1,700	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	AA–	1,943,967
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72:
2,780	5.250%, 12/01/32	12/23 at 100.00	AA–	3,251,266
2,000	5.250%, 12/01/33	12/23 at 100.00	AA–	2,331,440
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
1,750	5.000%, 12/01/32	12/24 at 100.00	AA–	2,015,842
1,285	5.000%, 12/01/34	12/24 at 100.00	AA–	1,471,094
5,100	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	AA–	5,795,589
	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
1,500	4.000%, 8/01/31	8/26 at 100.00	Aa2	1,641,135
1,500	4.000%, 8/01/32	8/26 at 100.00	Aa2	1,633,725
1,255	4.000%, 8/01/33	8/26 at 100.00	Aa2	1,361,725
1,950	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 10/01/38	4/24 at 100.00	AA	2,228,928
3,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2013, 5.250%, 6/01/43	6/23 at 100.00	A2	3,430,560
	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D:
3,000	5.000%, 12/15/37	12/24 at 100.00	AA	3,430,170
1,075	5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,226,865
1,100	5.000%, 12/15/39	12/24 at 100.00	AA	1,253,846
650	Cranberry Township, Pennsylvania, General Obligation Bonds, Refunding Series 2015, 3.250%, 10/01/32	10/25 at 100.00	Aaa	674,362
7,465	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series 2000, 0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	N/R	4,539,317
6,680	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2012, 4.000%, 10/15/32	10/22 at 100.00	Aa3	7,069,711
6,225	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured	11/23 at 100.00	AA	7,064,379
2,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA	2,058,640
	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2015:
5,000	5.000%, 5/01/31	5/25 at 100.00	AA	5,829,050
4,000	5.000%, 5/01/32	5/25 at 100.00	AA	4,648,160
2,875	5.000%, 5/01/33	5/25 at 100.00	AA	3,327,899
	Pennsbury School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2016A:
2,375	5.000%, 10/01/31	4/25 at 100.00	Aa2	2,764,975
3,115	5.000%, 10/01/32	4/25 at 100.00	Aa2	3,612,528
1,000	5.000%, 10/01/33	4/25 at 100.00	Aa2	1,155,260
2,660	5.000%, 10/01/34	4/25 at 100.00	Aa2	3,061,181
2,045	5.000%, 10/01/35	4/25 at 100.00	Aa2	2,347,415
1,410	5.000%, 10/01/36	4/25 at 100.00	Aa2	1,615,395
2,620	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured	1/24 at 100.00	AA	3,064,273
3,925	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	A+	4,581,810

40	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$745	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	$860,684
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,590	5.000%, 9/01/25	9/22 at 100.00	AA–	3,021,468
6,800	5.000%, 9/01/26	9/22 at 100.00	AA–	7,916,152
2,485	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa1	2,488,728
1,000	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	1,073,260
11,440	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	A	6,928,293
350	Scott Township, Pennsylvania, Sewer Revenue Bonds, Guaranteed Series 2016, 3.250%, 8/15/38 (WI/DD, Settling 9/20/17) – AGM Insured	8/24 at 100.00	AA	346,945
	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016:
280	5.000%, 11/15/26	5/24 at 100.00	BB+	301,255
2,925	5.000%, 11/15/32	5/24 at 100.00	BB+	3,058,585
1,000	South Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014, 3.375%, 8/01/32 – BAM Insured	2/20 at 100.00	AA	1,014,030
1,890	State College Area School District, Centre County, Pennsylvania, General Obligation Bonds, Refunding Series 2015B, 5.000%, 5/15/23	No Opt. Call	Aa1	2,263,218
21,000	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Philadelphia School District Project, Series 2003, 5.500%, 6/01/28 – AGM Insured (UB) (5)	No Opt. Call	AA	25,682,580
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A:
285	5.000%, 11/15/21	No Opt. Call	BB+	302,026
170	5.000%, 11/15/28	5/24 at 100.00	BB+	176,436
136,000	Total Tax Obligation/General			145,864,167
	Tax Obligation/Limited – 10.0% (6.3% of Total Investments)
1,490	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/23 at 100.00	N/R	1,467,635
1,115	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42	5/27 at 100.00	Ba1	1,202,672
1,475	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	1,561,612
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,670	5.250%, 1/01/36	1/22 at 100.00	A	1,778,183
655	5.125%, 1/01/42	1/22 at 100.00	A	686,807
1,704	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	1,765,838
3,500	Norristown Area School District, Pennsylvania, Installment Purchase Certificates of Participation, Series 2012, 5.000%, 4/01/32	4/22 at 100.00	A3	3,754,135
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
1,440	5.500%, 12/01/34	12/34 at 100.00	AA–	1,610,726
3,915	5.000%, 12/01/38	12/19 at 100.00	AA–	4,206,198
3,180	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2012A, 5.000%, 12/01/31	12/21 at 100.00	AA–	3,537,909
7,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2013B-1, 5.250%, 12/01/43	12/23 at 100.00	AA–	7,968,170
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
2,650	0.000%, 12/01/37 (6)	No Opt. Call	AA–	2,430,580
4,000	0.000%, 12/01/44 (6)	No Opt. Call	AA–	3,648,920

NUVEEN	41

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$4,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA–	$4,450,200
2,200	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA	2,283,490
5,530	Philadelphia Authority For Industrial Development, Pennsylvania, Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/30	12/25 at 100.00	A+	6,356,348
3,820	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA	4,323,705
4,225	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	C	4,678,681
430	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/35 at 100.00	N/R	430,103
53,999	Total Tax Obligation/Limited			58,141,912
	Transportation – 9.8% (6.1% of Total Investments)
3,280	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	3,546,139
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,270	5.000%, 1/01/22	No Opt. Call	A–	1,391,107
2,425	5.000%, 1/01/23	No Opt. Call	A–	2,697,037
2,310	5.000%, 1/01/24	1/23 at 100.00	A–	2,579,831
610	5.000%, 1/01/25	1/23 at 100.00	A–	676,832
3,990	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	4,426,426
12,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (6)	12/27 at 100.00	A–	15,113,384
820	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2, 5.000%, 6/01/39	6/26 at 100.00	A3	925,157
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	12/24 at 100.00	A1	3,413,340
10,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	11,396,700
2,485	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	2,668,691
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	2,600,700
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2017B-1:
1,430	5.000%, 6/01/31	6/27 at 100.00	A3	1,675,431
1,430	5.000%, 6/01/33	6/27 at 100.00	A3	1,658,357
1,865	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.250%, 6/15/28	6/20 at 100.00	A	2,070,374
49,015	Total Transportation			56,839,506
	U.S. Guaranteed – 18.9% (11.8% of Total Investments) (7)
2,325	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	2,688,491
6,025	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 8/01/29 (Pre-refunded 8/01/19)	8/19 at 100.00	Aa2 (7)	6,498,324
4,100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2011, 7.000%, 11/15/46 (Pre-refunded 11/15/21)	11/21 at 100.00	A (7)	5,089,494
	Centre County, Pennsylvania, General Obligation Bonds, Series 2012B:
310	4.000%, 7/01/24 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (7)	335,823
1,430	4.000%, 7/01/25 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (7)	1,549,119
915	4.000%, 7/01/26 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (7)	991,220

42	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$1,175	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (7)	$1,302,640
1,440	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37 (Pre-refunded 12/15/17)	12/17 at 100.00	BBB– (7)	1,463,256
4,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (7)	4,828,230
7,660	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 (Pre-refunded 7/01/18) – AGM Insured	7/18 at 100.00	AA (7)	7,922,661
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007:
9,850	5.000%, 11/01/30 (Pre-refunded 11/01/17) – AGC Insured	11/17 at 100.00	AA (7)	9,920,526
2,180	5.000%, 11/01/37 (Pre-refunded 11/01/17) – AGC Insured	11/17 at 100.00	AA (7)	2,195,609
	Monroe County Hospital Authority, Hospital Revenue Bonds, Pennsylvania, Pocono Medical Center, Series 2012A:
365	4.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	A+ (7)	409,176
3,000	5.000%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	A+ (7)	3,496,500
1,130	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (7)	1,273,431
	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A:
1,235	5.250%, 8/15/23 (Pre-refunded 8/15/18)	8/18 at 100.00	A– (7)	1,287,241
2,000	5.500%, 8/15/35 (Pre-refunded 8/15/18)	8/18 at 100.00	A– (7)	2,089,340
4,010	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds, Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (7)	4,375,391
6,220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 (Pre-refunded 11/01/17) – NPFG Insured	11/17 at 100.00	A (7)	6,264,535
1,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (7)	1,479,543
2,015	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40 (Pre-refunded 3/01/20)	3/20 at 100.00	A+ (7)	2,216,319
315	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (7)	360,776
5,125	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 (Pre-refunded 12/01/18) – NPFG Insured	12/18 at 100.00	AA (7)	5,392,320
12,885	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 (Pre-refunded 10/01/17) – AMBAC Insured	10/17 at 100.00	A (7)	12,930,226
300	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	A (7)	329,463
7,165	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (7)	7,924,992
1,645	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian Medical Center of Philadelphia, Series 1993, 6.650%, 12/01/19 (ETM)	No Opt. Call	AA+ (7)	1,758,341
3,345	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A+ (7)	3,875,484
1,470	Puerto Rico, Highway Revenue Bonds, Pennsylvania, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (7)	1,590,687
55	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (7)	61,965
1,613	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.500%, 7/01/29 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (7)	1,815,738

NUVEEN	43

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011:
$325	6.250%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	AA (7)	$380,913
4,555	6.500%, 1/01/36 (Pre-refunded 1/01/21)	1/21 at 100.00	AA (7)	5,375,857
101,983	Total U.S. Guaranteed			109,473,631
	Utilities – 7.8% (4.9% of Total Investments)
2,380	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put 7/01/21)	No Opt. Call	Caa1	1,165,914
3,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory put 7/01/22)	No Opt. Call	B1	2,954,160
6,190	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	Caa1	3,032,357
9,855	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	Caa1	4,827,767
7,250	Delaware County Industrial Development Authority, Pennsylvania, Revenue Bonds, Covanta Project, Refunding Series 2015A, 5.000%, 7/01/43	7/20 at 100.00	BB–	7,312,133
4,015	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A+	4,351,056
2,220	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	BB–	2,290,130
4,575	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	4,908,289
5,000	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009B, 5.000%, 11/15/40	11/19 at 100.00	AA–	5,381,150
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series 2017:
3,500	5.000%, 8/01/42	8/27 at 100.00	A	4,044,495
1,500	5.000%, 8/01/47	8/27 at 100.00	A	1,725,090
2,735	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015, 5.000%, 8/01/29	8/25 at 100.00	A	3,227,437
52,220	Total Utilities			45,219,978
	Water and Sewer – 10.4% (6.5% of Total Investments)
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2015:
3,325	5.000%, 12/01/40	12/25 at 100.00	A1	3,792,030
3,320	5.000%, 12/01/45	12/25 at 100.00	A1	3,765,610
750	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2016, 4.000%, 12/01/32 – AGM Insured	12/26 at 100.00	AA	819,675
	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 2015-XF0123:
1,665	11.728%, 12/01/29 – AGM Insured (IF) (5)	12/21 at 100.00	AA	2,369,095
825	11.718%, 12/01/33 – AGM Insured (IF) (5)	12/21 at 100.00	AA	1,112,867
	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewer Revenue Bonds, Series 2015:
1,110	5.000%, 5/01/40	5/25 at 100.00	Aa3	1,263,435
2,220	4.000%, 5/01/45	5/25 at 100.00	Aa3	2,316,770
1,155	Easton, Pennsylvania, Area Joint Sewer Authority, Water and Sewer Revenue Bonds, Series 2015, 3.200%, 12/01/34 – BAM Insured	12/23 at 100.00	AA	1,166,458

44	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$665	Findlay Township Municipal Authority, Allegheny County, Pennsylvania, Revenue Bonds, Series 2015, 3.375%, 12/15/35 – BAM Insured	12/20 at 100.00	AA	$671,903
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Capital Appreciation Series 2013B:
7,295	0.000%, 12/01/34	No Opt. Call	A	3,908,807
4,420	0.000%, 12/01/35	No Opt. Call	A	2,263,836
12,500	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	13,980,375
1,100	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	1,167,661
6,560	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A+	7,251,752
2,500	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2013A, 5.125%, 1/01/43	1/22 at 100.00	A+	2,784,150
5,000	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, First Lien Series 2013B, 5.250%, 9/01/40	9/23 at 100.00	A	5,794,900
2,840	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2014, 4.000%, 5/15/40 – BAM Insured	11/19 at 100.00	AA	2,852,979
170	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2017, 3.375%, 5/15/32 – AGM Insured	5/26 at 100.00	AA	176,900
1,930	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds, Tender Option Bond Trust 2016-XF1058, 14.653%, 8/15/37 (IF) (5)	8/23 at 100.00	Aa2	2,862,151
59,350	Total Water and Sewer			60,321,354
$863,696	Total Long-Term Investments (cost $869,493,699)			915,530,457

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.6% (1.0% of Total Investments)
	MUNICIPAL BONDS – 1.6% (1.0% of Total Investments)
	Health Care – 0.1% (0.0% of Total Investments)
$300	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Variable Rate Demand Obligations, Series 2002A, 0.800%, 07/01/22 (8)	12/17 at 100.00	A-1	$300,000
	Tax Obligation/General – 1.5% (1.0% of Total Investments)
8,875	Philadelphia, Pennsylvania, Variable Rate Demand Obligations, Refunding Series 2009B, 0.900%, 08/01/31 (8)	11/17 at 100.00	A-2	8,875,000
$9,175	Total Short-Term Investments (cost $9,175,000)			9,175,000
	Total Investments (cost $878,668,699) – 159.8%			924,705,457
	Floating Rate Obligations – (8.3)%			(47,825,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (15.0)% (9)			(86,985,312)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (37.4)% (10)			(216,630,798)
	Other Assets Less Liabilities – 0.9% (11)			5,579,161
	Net Assets Applicable to Common Shares – 100%			$578,843,508

NUVEEN	45

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2017 (Unaudited)

Investments in Derivatives as of August 31, 2017
Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$19,500,000	Receive	USD-BMA	1.346%	Quarterly	11/15/17	11/15/28	$692,024	$692,024
JPMorgan Chase Bank, N.A.	22,000,000	Receive	USD-BMA	2.043%	Quarterly	5/25/18	5/25/28	(642,843)	(642,843)
	$41,500,000							$49,181	$49,181

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are recognized as having an implied rating equal to the rating of such securities.
(8)	Investment has maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(9)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 9.4%.
(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 23.4%.
(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rates, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
USD-BMA	United States Dollar-Bond Market Association.
WI/DD	Investments, or portion of investments, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

46	NUVEEN

NPN
Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 100.2% (100.0% of Total Investments)
	Consumer Staples – 3.6% (3.6% of Total Investments)
$570	District of Columbia Tobacco Settlement Corporation, Pennsylvania, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$641,204
25	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	31,759
595	Total Consumer Staples			672,963
	Education and Civic Organizations – 4.7% (4.7% of Total Investments)
70	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.125%, 3/15/36	3/27 at 100.00	BBB–	76,512
20	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2017A, 5.000%, 12/15/47	12/27 at 100.00	BBB–	21,376
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	32,211
10	Delaware County Authority, Pennsylvania, Revenue Bonds, Haverford College, Series 2017A, 3.750%, 10/01/46	4/27 at 100.00	AA–	10,243
60	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University, Series 2016, 4.000%, 5/01/46	11/26 at 100.00	BBB+	60,687
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College, Series 2016OO2:
15	3.250%, 5/01/36	5/26 at 100.00	BBB+	13,893
40	3.500%, 5/01/41	5/26 at 100.00	BBB+	37,468
35	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	38,549
120	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia University, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB+	131,190
40	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	44,296
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
35	4.000%, 11/01/39	11/22 at 100.00	A3	36,104
60	5.000%, 11/01/42	11/22 at 100.00	A3	66,887
95	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	7/23 at 100.00	A–	105,910
100	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB	107,373
100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A–	109,534
830	Total Education and Civic Organizations			892,233
	Health Care – 18.0% (18.0% of Total Investments)
695	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.500%, 8/15/34	8/19 at 100.00	Aa3	747,534
100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2016A, 5.000%, 11/15/46	11/25 at 100.00	A	111,900
75	Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Main Line Health System, Series 2017A, 4.000%, 10/01/37	10/27 at 100.00	AA	79,537

NUVEEN	47

NPN	Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments (continued)	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$55	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Refunding Series 2016A, 5.000%, 6/01/35	6/26 at 100.00	A	$62,636
35	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	38,173
225	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A, 5.000%, 7/01/41	7/26 at 100.00	BBB	244,384
145	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016B, 5.000%, 8/15/46	8/26 at 100.00	AA–	166,521
150	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2016A, 5.000%, 8/15/42	8/26 at 100.00	AA–	172,896
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Refunding Series 2016:
10	3.000%, 11/01/36	5/26 at 100.00	A	9,096
150	4.000%, 11/01/41	5/26 at 100.00	A	154,653
100	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	108,015
200	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	215,816
65	Philadelphia Authority for Industrial Development, Pennsylvania, Hospital Revenue Bonds, The Children’s Hospital of Philadelphia, Series 2017, 5.000%, 7/01/33	7/27 at 100.00	AA	78,020
100	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	110,304
200	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2016B, 5.000%, 7/01/45	1/27 at 100.00	A+	224,718
705	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	AA–	758,057
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	AA	113,617
3,110	Total Health Care			3,395,877
	Housing/Multifamily – 7.0% (7.0% of Total Investments)
15	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	15,921
30	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	7/24 at 100.00	BBB–	31,887
100	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	107,010
300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	Baa3	331,524
800	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Eva P. Mitchell Residence Project, Series 2009, 5.100%, 10/20/44	10/19 at 100.00	Aa1	825,255
1,245	Total Housing/Multifamily			1,311,597
	Housing/Single Family – 10.2% (10.1% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
65	3.300%, 10/01/32	10/21 at 100.00	AA+	65,474
25	3.650%, 10/01/37	10/21 at 100.00	AA+	25,299
40	3.700%, 10/01/42	10/21 at 100.00	AA+	41,248

48	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$120	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-116B, 4.000%, 4/01/45	10/24 at 100.00	AA+	$122,522
315	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-118B, 4.100%, 10/01/45	4/25 at 100.00	AA+	326,211
55	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-119, 3.500%, 10/01/36	4/25 at 100.00	AA+	56,102
500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.200%, 4/01/40	10/25 at 100.00	AA+	489,730
100	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.200%, 10/01/41	10/25 at 100.00	AA+	96,249
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-123B:
70	3.450%, 10/01/32	10/26 at 100.00	AA+	71,915
70	3.900%, 10/01/37	10/26 at 100.00	AA+	72,680
70	4.000%, 10/01/42	10/26 at 100.00	AA+	72,868
400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.200%, 10/01/41 (UB)	10/25 at 100.00	AA+	384,996
50	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 2015-XF0066, 12.055%, 10/01/33 (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	61,969
25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 2015-XF0109, 9.054%, 10/01/38 (IF) (4)	10/22 at 100.00	AA+	27,579
1,905	Total Housing/Single Family			1,914,842
	Long-Term Care – 3.3% (3.2% of Total Investments)
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
120	4.000%, 1/01/33	1/25 at 100.00	BBB+	122,676
135	5.000%, 1/01/38	1/25 at 100.00	BBB+	146,808
20	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	22,531
55	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013, 5.750%, 5/01/35	5/23 at 100.00	BBB	60,654
200	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Series 2016, 5.000%, 11/15/36	11/26 at 100.00	N/R	227,134
30	Philadelphia Authority for Industrial Development Senior Living Facilities, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	N/R	31,520
560	Total Long-Term Care			611,323
	Materials – 0.9% (0.9% of Total Investments)
165	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	177,565
	Tax Obligation/General – 6.8% (6.8% of Total Investments)
220	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72, 5.250%, 12/01/32	12/23 at 100.00	AA–	257,294
45	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 10/01/38	4/24 at 100.00	AA	51,437
115	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D, 5.000%, 12/15/39	12/24 at 100.00	AA	131,084
195	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured	11/23 at 100.00	AA	221,294

NUVEEN	49

NPN	Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments (continued)	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$15	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	$17,329
400	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	AA–	465,656
35	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa1	35,053
80	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	BB+	83,654
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A:
15	5.000%, 11/15/21	No Opt. Call	BB+	15,896
10	5.000%, 11/15/28	5/24 at 100.00	BB+	10,379
1,130	Total Tax Obligation/General			1,289,076
	Tax Obligation/Limited – 8.4% (8.4% of Total Investments)
230	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42	5/27 at 100.00	Ba1	248,085
25	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	26,468
120	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	127,774
101	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	104,665
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
480	5.500%, 12/01/34	12/20 at 100.00	AA–	536,909
100	5.000%, 12/01/38	12/19 at 100.00	AA–	107,438
100	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37 (5)	No Opt. Call	AA–	91,720
340	York County School of Technology Authority, Pennsylvania, Lease Revenue Bonds, York County School of Technology, Series 2017B, 3.125%, 2/15/32 – BAM Insured	8/24 at 100.00	AA	338,820
1,496	Total Tax Obligation/Limited			1,581,879
	Transportation – 8.3% (8.3% of Total Investments)
280	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017, 5.000%, 7/01/42	7/27 at 100.00	A1	326,852
240	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	259,474
140	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	155,313
175	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/42 (Alternative Minimum Tax)	6/26 at 100.00	BBB	195,494
500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	569,835
55	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	59,066
1,390	Total Transportation			1,566,034

50	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 21.9% (21.9% of Total Investments) (6)
$600	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2009A, 5.250%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	AA (6)	$645,606
550	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (6)	609,252
500	Lehigh County General Purpose Authority, Pennsylvania, College Revenue Bonds, Muhlenberg College Project, Series 2009, 5.250%, 2/01/39 (Pre-refunded 2/01/19)	2/19 at 100.00	A+ (6)	531,155
5	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2009A, 5.125%, 6/01/33 (Pre-refunded 6/01/19)	6/19 at 100.00	A+ (6)	5,366
750	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Series 2009A-1, 6.250%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	A– (6)	836,759
350	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds, Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (6)	381,892
50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (6)	56,906
110	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (6)	125,985
750	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34 (Pre-refunded 4/01/19)	4/19 at 100.00	A+ (6)	816,374
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.250%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	AA (6)	117,204
3,765	Total U.S. Guaranteed			4,126,499
	Utilities – 4.3% (4.3% of Total Investments)
140	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put 7/01/21)	No Opt. Call	Caa1	68,583
250	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	Caa1	122,470
10	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	Caa1	4,899
170	Delaware County Industrial Development Authority, Pennsylvania, Revenue Bonds, Covanta Project, Refunding Series 2015A, 5.000%, 7/01/43	7/20 at 100.00	BB–	171,457
50	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory put 12/03/18)	No Opt. Call	CCC+	24,494
100	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	BB–	103,159
150	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series 2017, 5.000%, 8/01/47	8/27 at 100.00	A	172,509
125	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015, 5.000%, 8/01/30	8/25 at 100.00	A	146,738
995	Total Utilities			814,309

NUVEEN	51

NPN	Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments (continued)	August 31, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 2.8% (2.8% of Total Investments)
$175	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust2015-XF0123, 11.718%, 12/01/33 – AGM Insured (IF) (4)	12/21 at 100.00	AA	$236,063
200	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	223,686
60	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2014, 4.000%, 5/15/40 – BAM Insured	11/19 at 100.00	AA	60,274
5	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2017, 3.375%, 5/15/32 – AGM Insured	5/26 at 100.00	AA	5,203
440	Total Water and Sewer			525,226
$17,626	Total Long-Term Investments (cost $17,768,564) – 100.2%			18,879,423
	Floating Rate Obligations – (1.6)%			(300,000)
	Other Assets Less Liabilities – 1.4%			265,932
	Net Assets Applicable to Common Shares – 100%			$18,845,355

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rates, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

52	NUVEEN

Statement of
	Assets and Liabilities	August 31, 2017 (Unaudited)

	NXJ	NJV	NQP	NPN
Assets
Long-term investments, at value (cost $896,270,922, $24,034,724, $869,493,699 and $17,768,564, respectively)	$969,178,573	$25,938,970	$915,530,457	$18,879,423
Short-term investments, at value (cost approximates value)	10,400,000	—	9,175,000	—
Cash	—	47,273	3,040,605	—
Unrealized appreciation on interest rate swaps	993,722	—	692,024	—
Receivable for:
Interest	10,254,747	308,979	10,363,848	234,828
Investments sold	12,969,034	5,051	680,206	488,534
Other assets	139,830	3,459	133,384	2,790
Total assets	1,003,935,906	26,303,732	939,615,524	19,605,575
Liabilities
Cash overdraft	3,707,600	—	—	73,931
Floating rate obligations	—	1,500,000	47,825,000	300,000
Unrealized depreciation on interest rate swaps	—	—	642,843	—
Payable for:
Dividends	2,186,524	71,572	1,978,298	58,608
Interest	—	—	126,567	—
Investments purchased	7,851,531	—	5,564,655	294,276
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $87,000,000 and $—, respectively)	—	—	86,985,312	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $313,900,000, $—, $217,500,000 and $—, respectively)	312,349,885	—	216,630,798	—
Accrued expenses:
Management fees	504,178	12,867	451,727	9,341
Trustees fees	134,082	113	127,940	87
Other	155,837	24,453	438,876	23,977
Total liabilities	326,889,637	1,609,005	360,772,016	760,220
Net assets applicable to common shares	$677,046,269	$24,694,727	$578,843,508	$18,845,355
Common shares outstanding	42,584,679	1,551,357	37,754,841	1,221,976
Net asset value (“NAV”) per common share outstanding	$15.90	$15.92	$15.33	$15.42
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$425,847	$15,514	$377,548	$12,220
Paid-in surplus	606,397,591	22,165,394	533,541,211	17,480,335
Undistributed (Over-distribution of) net investment income	1,351,651	67,935	(1,101,234)	22,958
Accumulated net realized gain (loss)	(5,030,193)	541,638	(59,956)	218,983
Net unrealized appreciation (depreciation)	73,901,373	1,904,246	46,085,939	1,110,859
Net assets applicable to common shares	$677,046,269	$24,694,727	$578,843,508	$18,845,355
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	N/A	Unlimited	N/A
N/A — Fund is not authorized to issue Preferred Shares.

See accompanying notes to financial statements.

NUVEEN	53

Statement of
	Operations	Six Months Ended August 31, 2017 (Unaudited)

	NXJ	NJV	NQP	NPN
Investment Income	$21,188,334	$573,457	$18,872,947	$434,577
Expenses
Management fees	2,964,070	75,921	2,658,428	55,118
Interest expense and amortization of offering costs	2,541,798	10,367	2,896,818	2,088
Custodian fees	52,263	6,752	51,290	6,871
Trustees fees	16,166	404	14,587	308
Professional fees	32,495	12,123	12,967	12,054
Shareholder reporting expenses	35,564	5,568	36,864	4,970
Shareholder servicing agent fees	16,424	110	28,473	77
Stock exchange listing fees	5,876	5,532	5,211	4,353
Investor relations expenses	37,171	1,683	34,239	1,451
Other	93,210	7,393	18,576	7,571
Total expenses	5,795,037	125,853	5,757,453	94,861
Net investment income (loss)	15,393,297	447,604	13,115,494	339,716
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(390,478)	52,990	1,074,505	64,425
Change in net unrealized appreciation (depreciation) of:
Investments	29,963,835	495,337	20,814,501	278,077
Swaps	(726,691)	—	(1,281,811)	—
Net realized and unrealized gain (loss)	28,846,666	548,327	20,607,195	342,502
Net increase (decrease) in net assets applicable to common shares from operations	$44,239,963	$995,931	$33,722,689	$682,218

See accompanying notes to financial statements.

54	NUVEEN

Statement of
	Changes in Net Assets	(Unaudited)

	NXJ			NJV
	Six Months	Ten Months	Year	Six Months	Ten Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/17	2/28/17	4/30/16	8/31/17	2/28/17	4/30/16
Operations
Net investment income (loss)	$15,393,297	$25,588,309	$33,872,344	$447,604	$753,676	$969,943
Net realized gain (loss) from:
Investments	(390,478)	1,504,348	1,086,377	52,990	678,205	63,034
Swaps	—	(2,275,000)	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	29,963,835	(43,919,021)	29,494,099	495,337	(1,571,732)	96,605
Swaps	(726,691)	4,537,380	(2,816,967)	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	44,239,963	(14,563,984)	61,635,853	995,931	(139,851)	1,129,582
Distributions to Common Shareholders
From net investment income	(14,819,468)	(26,781,505)	(34,887,468)	(442,137)	(799,685)	(938,856)
From accumulated net realized gains	—	—	(344,985)	—	(237,527)	(323,803)
Decrease in net assets applicable to common shares from distributions to common shareholders	(14,819,468)	(26,781,505)	(35,232,453)	(442,137)	(1,037,212)	(1,262,659)
Capital Share Transactions
Common shares:
Cost of shares repurchased and retired	—	—	(6,101,727)	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	2,200	18,824	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	(6,101,727)	2,200	18,824	—
Net increase (decrease) in net assets applicable to common shares	29,420,495	(41,345,489)	20,301,673	555,994	(1,158,239)	(133,077)
Net assets applicable to common shares at the beginning of period	647,625,774	688,971,263	668,669,590	24,138,733	25,296,972	25,430,049
Net assets applicable to common shares at the end of period	$677,046,269	$647,625,774	$688,971,263	$24,694,727	$24,138,733	$25,296,972
Undistributed (Over-distribution of) net investment income at the end of period	$1,351,651	$777,822	$1,655,681	$67,935	$62,468	$109,501

See accompanying notes to financial statements.

NUVEEN	55

Statement of Changes in Net Assets (Unaudited) (continued)

	NQP			NPN
	Six Months	Ten Months	Year	Six Months	Ten Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/17	2/28/17	4/30/16	8/31/17	2/28/17	4/30/16
Operations
Net investment income (loss)	$13,115,494	$22,503,153	$30,318,912	$339,716	$622,740	$827,936
Net realized gain (loss) from:
Investments	1,074,505	1,796,704	1,035,292	64,425	461,016	334,215
Swaps	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	20,814,501	(50,059,876)	16,309,552	278,077	(1,349,575)	(226,671)
Swaps	(1,281,811)	1,330,992	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	33,722,689	(24,429,027)	47,663,756	682,218	(265,819)	935,480
Distributions to Common Shareholders
From net investment income	(13,251,951)	(23,275,600)	(31,373,686)	(362,861)	(783,355)	(769,533)
From accumulated net realized gains	—	(1,162,849)	—	—	(585,077)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(13,251,951)	(24,438,449)	(31,373,686)	(362,861)	(1,368,432)	(769,533)
Capital Share Transactions
Common shares:
Cost of shares repurchased and retired	—	—	(1,589,406)	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	8,641	33,532	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	(1,589,406)	8,641	33,532	—
Net increase (decrease) in net assets applicable to common shares	20,470,738	(48,867,476)	14,700,664	327,998	(1,600,719)	165,947
Net assets applicable to common shares at the beginning of period	558,372,770	607,240,246	592,539,582	18,517,357	20,118,076	19,952,129
Net assets applicable to common shares at the end of period	$578,843,508	$558,372,770	$607,240,246	$18,845,355	$18,517,357	$20,118,076
Undistributed (Over-distribution of) net investment income at the end of period	$(1,101,234)	$(964,777)	$(412,865)	$22,958	$46,103	$210,729

See accompanying notes to financial statements.

56	NUVEEN

Statement of
	Cash Flows	Six Months Ended August 31, 2017 (Unaudited)

	NXJ	NQP
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$44,239,963	$33,722,689
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(66,434,792)	(58,504,209)
Proceeds from sales and maturities of investments	78,033,474	48,225,509
Proceeds from (Payments for) short-term investments, net	(10,400,000)	(9,175,000)
Taxes paid	(1,563)	(715)
Amortization (Accretion) of premiums and discounts, net	507,455	1,170,661
Amortization of deferred offering costs	30,389	21,036
(Increase) Decrease in:
Receivable for interest	(150,077)	237,868
Receivable for investments sold	(42,143)	12,799,264
Other assets	(14,332)	(16,518)
Increase (Decrease) in:
Payable for interest	—	21,237
Payable for investments purchased	(9,067,692)	5,523,861
Payable for offering costs	(251,996)	(23,451)
Accrued management fees	60,197	51,781
Accrued Trustees fees	10,352	9,734
Accrued other expenses	85,836	2,980
Net realized (gain) loss from investments	390,478	(1,074,505)
Change in net unrealized (appreciation) depreciation of:
Investments	(29,963,835)	(20,814,501)
Swaps	726,691	1,281,811
Net cash provided by (used in) operating activities	7,758,405	13,459,532
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	3,707,600	—
Floating rate obligations	—	(1,470,000)
Cash distribution paid to common shareholders	(14,976,508)	(13,278,800)
Net cash provided by (used in) financing activities	(11,268,908)	(14,748,800)
Net Increase (Decrease) in Cash	(3,510,503)	(1,289,268)
Cash at beginning of period	3,510,503	4,329,873
Cash at end of period	—	3,040,605

Supplemental Disclosure of Cash Flow Information	NXJ	NQP
Cash paid for interest (excluding amortization of offering costs)	$2,511,408	$2,854,545

See accompanying notes to financial statements.

NUVEEN	57

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
NXJ
Year Ended 2/28-2/29:
2018(f)	$15.21	$0.36	$0.68	$1.04	$(0.35)	$—	$(0.35)	$—		$15.90	$13.92
2017(e)	16.18	0.60	(0.94)	(0.34)	(0.63)	—	(0.63)	—		15.21	13.42
Year Ended 4/30:
2016	15.53	0.79	0.66	1.45	(0.82)	(0.01)	(0.83)	0.03		16.18	14.66
2015	15.28	0.67	0.34	1.01	(0.77)	—	(0.77)	0.01		15.53	13.58
2014	16.12	0.71	(0.87)	(0.16)	(0.68)	—	(0.68)	—	*	15.28	13.64
2013	15.31	0.63	0.93	1.56	(0.75)	—	(0.75)	—		16.12	14.94
2012	13.61	0.71	1.83	2.54	(0.83)	(0.01)	(0.84)	—		15.31	14.92

NJV
Year Ended 2/28-2/29:
2018(f)	15.56	0.29	0.36	0.65	(0.29)	—	(0.29)	—		15.92	14.95
2017(e)	16.32	0.49	(0.58)	(0.09)	(0.52)	(0.15)	(0.67)	—		15.56	15.61
Year Ended 4/30:
2016	16.41	0.62	0.11	0.73	(0.61)	(0.21)	(0.82)	—		16.32	15.16
2015	16.15	0.62	0.43	1.05	(0.63)	(0.18)	(0.81)	0.02		16.41	14.75
2014	16.98	0.65	(0.66)	(0.01)	(0.63)	(0.19)	(0.82)	—		16.15	14.48
2013	16.62	0.67	0.61	1.28	(0.67)	(0.25)	(0.92)	—		16.98	16.02
2012	14.72	0.75	1.91	2.66	(0.76)	—	(0.76)	—		16.62	16.34

(a)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

58	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV (a)	Price (a)	(000)	Expenses	(c)	Income (Loss)		Rate	(d)

6.89%	6.38%	$677,046	1.74	%**	4.62	%**	7%
(2.20)	(4.35)	647,626	1.76	**	4.54	**	12

9.85	14.79	688,971	1.56		5.12		14
6.77	5.35	668,670	1.71		4.64		14
(0.71)	(3.78)	100,181	2.07		4.83		6
10.29	5.04	105,892	2.37		3.91		17
19.09	25.08	100,578	2.52		4.82		15

4.18	(2.37)	24,695	1.02	**	3.64	**	11
(0.57)	7.39	24,139	0.96	**	3.62	**	14

4.57	8.70	25,297	0.89		3.87		8
6.68	7.62	25,430	0.87		3.75		13
0.25	(4.18)	25,272	0.88		4.12		12
7.86	3.58	26,574	0.83		3.95		7
18.43	24.34	25,957	0.85		4.76		20

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXJ
Year Ended 2/28-2/29:
2018(f)	0.76	%**
2017(e)	0.79	**
Year Ended 4/30:
2016	0.57
2015	0.60
2014	0.98
2013	1.27
2012	1.41

NJV
Year Ended 2/28-2/29:
2018(f)	0.08	%**
2017(e)	0.07	**
Year Ended 4/30:
2016	0.04
2015	0.04
2014	0.04
2013	0.04
2012	0.04

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the ten months ended February 28, 2017.
(f)	For the six months ended August 31, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	59

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
NQP
Year Ended 2/28-2/29:
2018(f)	$14.79	$0.35	$0.54	$0.89	$(0.35)	$—	$(0.35)	$—		$15.33	$13.70
2017(e)	16.08	0.60	(1.24)	(0.64)	(0.62)	(0.03)	(0.65)	—		14.79	13.30
Year Ended 4/30:
2016	15.64	0.80	0.46	1.26	(0.83)	—	(0.83)	0.01		16.08	14.91
2015	15.17	0.81	0.50	1.31	(0.84)	—	(0.84)	—	*	15.64	13.87
2014	16.21	0.74	(0.93)	(0.19)	(0.85)	—	(0.85)	—	*	15.17	13.76
2013	15.78	0.80	0.54	1.34	(0.91)	—	(0.91)	—		16.21	15.24
2012	14.11	0.90	1.70	2.60	(0.93)	—	(0.93)	—		15.78	15.67

NPN
Year Ended 2/28-2/29:
2018(f)	15.16	0.28	0.28	0.56	(0.30)	—	(0.30)	—		15.42	15.35
2017(e)	16.50	0.51	(0.73)	(0.22)	(0.64)	(0.48)	(1.12)	—		15.16	15.83
Year Ended 4/30:
2016	16.36	0.68	0.09	0.77	(0.63)	—	(0.63)	—		16.50	16.45
2015	15.91	0.67	0.41	1.08	(0.63)	—	(0.63)	—		16.36	15.57
2014	16.48	0.67	(0.56)	0.11	(0.64)	(0.04)	(0.68)	—		15.91	14.45
2013	16.36	0.68	0.38	1.06	(0.64)	(0.30)	(0.94)	—		16.48	15.86
2012	14.79	0.72	1.58	2.30	(0.71)	(0.02)	(0.73)	—		16.36	15.38

(a)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

60	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV (a)	Price (a)	(000)	Expenses	(c)	Income (Loss)		Rate	(d)

6.08%	5.72%	$578,844	2.01	%**	4.58	%**	5%
(4.19)	(6.66)	558,373	1.87	**	4.57	**	16

8.46	14.21	607,240	1.51		5.13		16
8.79	7.09	592,540	1.60		5.21		9
(0.69)	(3.65)	574,558	1.87		5.33		8
8.50	2.97	261,195	1.80		4.98		17
18.88	27.48	253,937	1.63		6.00		18

3.70	(1.16)	18,845	1.01	**	3.61	**	13
(1.33)	3.08	18,517	0.93	**	3.80	**	23

4.82	10.09	20,118	0.85		4.17		14
6.87	12.30	19,952	0.85		4.11		5
0.80	(4.45)	19,401	0.85		4.28		6
6.58	9.39	20,089	0.81		4.11		7
15.89	15.68	19,948	0.86		4.60		11

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NQP
Year Ended 2/28-2/29:
2018(f)	1.01	%**
2017(e)	0.89	**
Year Ended 4/30:
2016	0.56
2015	0.60
2014	0.68
2013	0.72
2012	0.61

NPN
Year Ended 2/28-2/29:
2018(f)	0.02	%**
2017(e)	0.01	**
Year Ended 4/30:
2016	—
2015	—
2014	—
2013	—
2012	—

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the ten months ended February 28, 2017.
(f)	For the six months ended August 31, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	61

Financial Highlights (Unaudited) (continued)

							MTP, VMTP and/or
	MTP Shares		VMTP Shares		VRDP Shares		VRDP Shares at
	at the End of Period (a)		at the End of Period		at the End of Period		the End of Period
							Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	Preference
NXJ
Year Ended 2/28-2/29:
2018(c)	$—	$—	$—	$—	$313,900	$315,689	$—
2017(b)	—	—	—	—	313,900	306,316	—
Year Ended 4/30:
2016	—	—	—	—	313,900	319,488	—
2015	—	—	—	—	313,900	313,020	—
2014	—	—	—	—	45,000	322,624	—
2013	44,861	33.60	—	—	—	—	—
2012	44,861	32.42	—	—	—	—	—

NQP
Year Ended 2/28-2/29:
2018(c)	—	—	87,000	290,096	217,500	290,096	2.90
2017(b)	—	—	87,000	283,374	217,500	283,374	2.83
Year Ended 4/30:
2016	—	—	48,000	328,716	217,500	328,716	3.29
2015	—	—	48,000	323,179	217,500	323,179	3.23
2014	47,740	31.66	—	—	217,500	316,618	3.17
2013	—	—	—	—	112,500	332,174	—
2012	—	—	—	—	112,500	325,722	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015		2014		2013	2012
NXJ
Series 2014 (NXJ PRCCL)
Ending Market Value per Share	$—		$—		$10.02	$10.08
Average Market Value per Share	—		10.03	^	10.09	10.07
Series 2015 (NXJ PRCCL)
Ending Market Value per Share	—
Average Market Value per Share	10.01	^^

NQP
Series 2015 (NQP PRCCL)
Ending Market Value per Share	—		10.05
Average Market Value per Share	10.01	ΩΩ	10.03	Ω
Series 2015 (NQP PRDCL)
Ending Market Value per Share	—		10.04
Average Market Value per Share	10.02	ΩΩ	10.03	Ω

(b)	For the ten months ended February 28, 2017.
(c)	For the six months ended August 31, 2017.
^	For the period May 1, 2013 through September 9, 2013.
^^	For the period November 10, 2014 (effective date of the reorganizations) through February 9, 2015.
Ω	For the period February 11, 2014 (effective date of the reorganizations) through April 30, 2014.
ΩΩ	For the period May 1, 2014 through May 30, 2014.

See accompanying notes to financial statements.

62	NUVEEN

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE American (formerly known as the NYSE MKT) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen New Jersey Quality Municipal Income Fund (NXJ)

• Nuveen New Jersey Municipal Value Fund (NJV)

• Nuveen Pennsylvania Quality Municipal Income Fund (NQP)

• Nuveen Pennsylvania Municipal Value Fund (NPN)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for NJV) closed-end management investment companies. Common shares of NXJ and NQP are traded on the NYSE while common shares of NJV and NPN are traded on the NYSE American. NXJ, NJV, NQP and NPN were organized as Massachusetts business trusts on June 1, 1999, January 26, 2009, December 20, 1990 and January 26, 2009, respectively.

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NXJ	NQP
Outstanding when-issued/delayed delivery purchase commitments	$7,851,531	$5,488,830

Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

NUVEEN	63

Notes to Financial Statements (Unaudited) (continued)

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

64	NUVEEN

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NXJ	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$969,178,573	$—	$969,178,573
Short-Term Investments*:
Municipal Bonds	—	10,400,000	—	10,400,000
Investments in Derivatives:
Interest Rate Swaps**	—	993,722	—	993,722
Total	$—	$980,572,295	$—	$980,572,295
NJV
Long-Term Investments*:
Municipal Bonds	$—	$25,938,970	$—	$25,938,970
NQP
Long-Term Investments*:
Municipal Bonds	$—	$915,530,457	$—	$915,530,457
Short-Term Investments*:
Municipal Bonds	—	9,175,000	—	9,175,000
Investments in Derivatives:
Interest Rate Swaps**	—	49,181	—	49,181
Total	$—	$924,754,638	$—	$924,754,638
NPN
Long-Term Investments*:
Municipal Bonds	$—	$18,879,423	$—	$18,879,423

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value

NUVEEN	65

Notes to Financial Statements (Unaudited) (continued)

methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

66	NUVEEN

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NXJ	NJV	NQP	NPN
Floating rate obligations: self-deposited Inverse Floaters	$—	$1,500,000	$47,825,000	$300,000
Floating rate obligations: externally-deposited Inverse Floaters	99,070,000	980,000	26,615,000	540,000
Total	$99,070,000	$2,480,000	$74,440,000	$840,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NXJ	NJV	NQP	NPN
Average floating rate obligations outstanding	$—	$1,500,000	$48,719,783	$300,000
Average annual interest rate and fees	—%	1.37%	1.36%	1.38%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NXJ	NJV	NQP	NPN
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$1,500,000	$32,825,000	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	90,405,000	980,000	11,955,000	400,000
Total	$90,405,000	$2,480,000	$44,780,000	$400,000

NUVEEN	67

Notes to Financial Statements (Unaudited) (continued)

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative investments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, NXJ and NQP invested in forward interest rate swap contracts, reducing the Funds’ duration and limiting their vulnerability to rising rates.

68	NUVEEN

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	NXJ	NQP
Average notional amount of interest rate swap contracts outstanding*	$25,750,000	$34,166,667

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
NXJ
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$993,722	—	$—
NQP
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$692,024	Unrealized depreciation on interest rate swaps	$(642,843)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized (Depreciation) On Interest Rate Swaps*	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
NXJ	JPMorgan Chase Bank, N.A.	$993,722	$—	$993,722	$(993,722)	$—
NQP	JPMorgan Chase Bank, N.A.	$692,024	$(642,843)	$49,181	$(49,181)	$—

*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
NXJ	Interest rate	Swaps	$—	$(726,691)
NQP	Interest rate	Swaps	$—	$(1,281,811)

Market and Counterparty Credit Risk
 In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	69

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal periods, where applicable, were as follows:

	NXJ			NJV
	Six Months	Ten Months	Year	Six Months	Ten Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/17	2/28/17	4/30/16	8/31/17	2/28/17	4/30/16
Common shares:
Issued to shareholders due to reinvestments of distributions	—	—	—	141	1,180	—
Repurchased and retired	—	—	(473,600)	—	—	—
Weighted average common share:
Price per share repurchased and retired	$—	$—	$12.86	$—	$—	$—
Discount per share repurchased and retired	—%	—%	15.38%	—%	—%	—%

	NQP			NPN
	Six Months	Ten Months	Year	Six Months	Ten Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/17	2/28/17	4/30/16	8/31/17	2/28/17	4/30/16
Common shares:
Issued to shareholders due to reinvestments of distributions	—	—	—	562	2,062	—
Repurchased and retired	—	—	(121,000)	—	—	—
Weighted average common share:
Price per share repurchased and retired	$—	$—	$13.12	$—	$—	$—
Discount per share repurchased and retired	—%	—%	15.08%	—%	—%	—%

Preferred Shares

Variable Rate MuniFund Term Preferred Shares
The following Fund has issued and has outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for the Fund was as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NQP	2019	870	$87,000,000

The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
NQP	2019	September 1, 2019	August 31, 2017

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NQP
Average liquidation preference of VMTP Shares outstanding	$87,000,000
Annualized dividend rate	1.74%

70	NUVEEN

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with the Fund’s initial offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, details of the Funds’ VRDP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
NXJ	1	810	$81,000,000	August 3, 2043
	2	1,443	144,300,000	April 1, 2043
	3	886	88,600,000	April 1, 2043
NQP	2	1,125	$112,500,000	December 1, 2042
	3	1,050	105,000,000	December 1, 2042

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

All series of NXJ’s and NQP’s VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, unless the Board approves a subsequent special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NXJ	NQP
Average liquidation preference of VRDP Shares outstanding	$313,900,000	$217,500,000
Annualized dividend rate	1.59%	1.62%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized

NUVEEN	71

Notes to Financial Statements (Unaudited) (continued)

as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund may also pay a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations, when applicable.

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal periods, where applicable, are noted in the following tables.

	Ten Months Ended February 28, 2017
	Series	Shares	Amount
NQP
VMTP Shares issued	2019	870	$87,000,000
VMTP Shares exchanged	2017	(480)	(48,000,000)
Net increase (decrease)		390	$39,000,000

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NXJ	NJV	NQP	NPN
Purchases	$66,434,792	$3,051,930	$58,504,209	$3,108,657
Sales and maturities	78,033,474	2,948,988	48,225,509	2,499,580

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

72	NUVEEN

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2017.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NXJ	NJV	NQP	NPN
Tax cost of investments:	$905,413,538	$22,473,221	$830,967,908	$17,450,088
Gross unrealized:
Appreciation	75,864,175	2,014,018	56,831,503	1,275,561
Depreciation	(1,699,140)	(48,269)	(10,918,972)	(146,226)
Net unrealized appreciation (depreciation) of investments	$74,165,035	$1,965,749	$45,912,531	$1,129,335

			NXJ	NQP
Tax cost of swap contracts			$—	$—
Net unrealized appreciation (depreciation) on swap contracts			993,722	49,181

Permanent differences, primarily due to federal taxes paid, taxable market discount, distribution reallocations, nondeductible offering costs and nondeductible reorganization expenses, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2017, the Funds’ last tax year end, as follows:

	NXJ		NJV	NQP	NPN
Paid-in-surplus	$(329,924)	$		$(289,095)	$—
Undistributed (Over-distribution of) net investment income	315,337		(1,024)	220,535	(4,011)
Accumulated net realized gain (loss)	14,587		1,024	68,560	4,011

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2017, the Funds’ last tax year end, were as follows:

	NXJ	NJV	NQP	NPN
Undistributed net tax-exempt income[1]	$2,156,490	$81,289	$744,785	$83,909
Undistributed net ordinary income[2]	125,569	—	50,082	8,319
Undistributed net long-term capital gains	—	475,570	—	154,558

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2017, paid on March 1, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax years ended February 28, 2017 and April 30, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	NXJ	NJV	NQP	NPN
Distributions from net tax-exempt income	$29,151,901	$759,626	$25,923,253	$634,294
Distributions from net ordinary income[2]	123,496	43,739	56,632	152,003
Distributions from net long-term capital gains	—	233,789	1,162,849	582,027
2016	NXJ	NJV	NQP	NPN
Distributions from net tax-exempt income	$35,379,191	$914,520	$31,959,341	$760,876
Distributions from net ordinary income[2]	21,295	25,886	369,997	8,657
Distributions from net long-term capital gains	345,375	323,803	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of February 28, 2017, the Funds’ last tax year end, the following Fund has unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

NXJ[3]
Capital losses to be carried forward – not subject to expiration	$4,618,253

[3]	A portion of NXJ’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended February 28, 2017, NQP utilized $1,201,318 of its capital loss carryforwards.

NUVEEN	73

Notes to Financial Statements (Unaudited) (continued)

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

NQP
Post-October capital losses[4]	$486,808
Late-year ordinary losses[5]	—

[4]	Capital losses incurred from November 1, 2016 through February 28, 2017, the Funds’ last tax year end.
[5]	Ordinary losses incurred from January 1, 2017 through February 28, 2017 and/or specified losses incurred from November 1, 2016 through February 28, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

NXJ
NQP
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

NJV
NPN
Average Daily Net Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

74	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NJV and NPN):

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of August 31, 2017, the complex-level fee for each Fund was 0.1599%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.

8. Borrowing Arrangements

Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed.

NUVEEN	75

Notes to Financial Statements (Unaudited) (continued)

Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each interfund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Subsequent Events

Fund Information
Effective October 2, 2017, NJV and NPN transfered the listing of their common shares from the NYSE American to the NYSE.

76	NUVEEN

Additional Fund Information

Board of Trustees Margo Cook * William J. Schneider	Jack B. Evans Judith M. Stockdale	William C. Hunter Carole E. Stone	David J. Kundert Terence J. Toth	Albin F. Moschner Margaret L. Wolff	John K. Nelson Robert L. Young

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXJ	NJV	NQP	NPN
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	77

Glossary of Terms Used in this Report

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

78	NUVEEN

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond New Jersey Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Pennsylvania Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	79

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

80	NUVEEN

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not parties to the applicable advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of its respective Fund, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on any performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members

NUVEEN	81

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cyberse-curity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance

82	NUVEEN

and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

With respect to municipal funds, the Independent Board Members also appreciated, in particular, the astute portfolio management of the municipal funds with respect to the Puerto Rico debt crisis.

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

In reviewing the performance of the Nuveen municipal funds, the Board recognized the challenged and volatile conditions of the municipal market in the fourth quarter of 2016 which impacted the performance of many of the municipal funds. The Board further considered that the municipal market had generally rebounded in the first quarter of 2017. In reviewing the performance of the municipal funds, the Board considered the impact of the market conditions.

For Nuveen New Jersey Quality Municipal Income Fund (the “New Jersey Quality Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-year period and third quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three-and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen New Jersey Municipal Value Fund (the “New Jersey Value Fund”), the Board noted that although the Fund ranked in its Performance Peer Group in the fourth quartile in the three- and five-year periods, the Fund ranked in the second quartile in the one-year period. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Pennsylvania Quality Municipal Income Fund (the “Pennsylvania Quality Fund”), the Board noted that although the Fund ranked in the fourth quartile in its Performance Peer Group in the one-year period, the Fund ranked in the third quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Pennsylvania Municipal Value Fund (the “Pennsylvania Value Fund”), the Board noted that although the Fund ranked in its Performance Peer Group in the fourth quartile in the three- and five-year periods, the Fund ranked in the third quartile in the one-year period. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability

1.Fees and Expenses
The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

84	NUVEEN

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that (a) the Pennsylvania Quality Fund had a net management fee in line with its peer average and a net expense ratio below its peer average and (b) the Pennsylvania Value Fund, New Jersey Quality Fund and New Jersey Value Fund each had a net management fee and net expense ratio below its respective peer averages.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser but that are offered by another fund complex.

The Board recognized that each Fund had an affiliated sub-adviser. In reviewing the fee rates assessed to other clients, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees and average fee rates assessed for managed accounts.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. With respect to affiliated sub-advisers, the Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

86	NUVEEN

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year. In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-D-0817D 281411-INV-B-10/18

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Pennsylvania Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: November 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: November 8, 2017

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: November 8, 2017